  As filed with the Securities and Exchange Commission on December 23, 1999.


                                                 Securities Act File No. 2-29020
                                        Investment Company Act File No. 811-1646
================================================================================


-----------------
OMB Number:            U.S. SECURITIES AND EXCHANGE COMMISSION
3235-0307                       WASHINGTON, D.C. 20549
Expires: 05/31/00                   _______________
Estimated average
Burden hours per                       FORM N-1A
response 212.80
-----------------
                                                                      _
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              | |
                                                                      -
                                                                      _
    Pre-Effective Amendment No.  __                                  | |
                                                                      -
                                                                      _
    Post-Effective Amendment No. 63                                  |X|
                                 __                                   -
                                       and
                                                                      _
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      | |
                                                                      -
                                                                      _
     Amendment No.   63                                              |X|
                     __                                               -



                        (CHECK APPROPRIATE BOX OR BOXES.)

                                CIGNA FUNDS GROUP
               (Exact Name of Registrant as Specified in Charter)

           100 FRONT STREET, SUITE 300, WORCESTER, MASSACHUSETTS 01601
               (Address of Principal Executive Offices)       (Zip Code)

                                 (860) 726-3700
               Registrant's Telephone Number, including Area Code

                   BRIAN D. WELLS, 100 FRONT STREET, SUITE 300
                         WORCESTER, MASSACHUSETTS 01601
                     (Name and Address of Agent for Service)

                                   CONTINUOUS
                 (Approximate Date of Proposed Public Offering)
                                _______________

It is proposed that this filing will become effective (check appropriate box):

      _
     |X|    Immediately upon filing pursuant to paragraph (b)
      -
      _
     | |    on (date) pursuant to paragraph (b)
      -
      _
     | |    60 days after filing pursuant to paragraph (a)(1)
      -
      _
     | |    on (date) pursuant to paragraph (a)(1)
      -
      _
     | |    75 days after filing pursuant to paragraph (a)(2)
      -
      _
     | |    on (date) pursuant to paragraph (a)(2) of rule 485.
      -

If appropriate, check the following box:

      _
     | |    This post-effective amendment designates a new effective date for a
      -     previously filed post-effective amendment.





                                   -----------
PLEASE SEND COMMUNICATIONS TO:  JEFFREY S. WINER, ESQ.
                             c/o CIGNA INVESTMENTS, INC.
                 900 COTTAGE GROVE ROAD, S-215, HARTFORD CT 06152-2215
                                 (860) 726-5576

CIGNA FUNDS GROUP



________________________________________________________________________________


                                                     CHARTER FUNDS /SM/
PROSPECTUS
FEBRUARY 1, 2000                    MONEY MARKET FUND

                                    FIXED INCOME FUNDS
                                    ------------------
                                            INVESTMENT GRADE FIXED INCOME FUND
                                            CORE PLUS FIXED INCOME FUND
                                            ULTRA CORE PLUS FIXED INCOME FUND
                                            EMERGING MARKETS DEBT FUND

                                    BALANCED FUND
                                    -------------


                                    EQUITY FUNDS
                                    ------------
                                            LARGE COMPANY STOCK GROWTH FUND
                                            LARGE COMPANY STOCK VALUE FUND
                                            LARGE COMPANY STOCK INDEX FUND
                                            SMALL COMPANY STOCK GROWTH FUND
                                            SMALL COMPANY STOCK VALUE FUND
                                            FOREIGN STOCK FUND















The Securities and Exchange
Commission has not approved or
disapproved these securities or
determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

INTRODUCTION
------------

CHARTER FUNDS ARE SERIES OF CIGNA FUNDS
GROUP, A FAMILY OF MUTUAL FUNDS. EACH
SERIES, OR PORTFOLIO, HAS ITS OWN INVESTMENT
STRATEGY AND RISK/RETURN PROFILE.  THIS
PROSPECTUS DESCRIBES ALL OF THE CLASSES OF
EACH FUND.










                                TABLE OF CONTENTS

                                                                     PAGE NUMBER

Summary.......................................................................3
Bar Charts and Performance Tables............................................24
Fees and Expenses of the Funds...............................................26
Investment Information.......................................................30
Management of the Funds......................................................40
Pricing of Shares............................................................46
Purchase and Redemption of Shares............................................46
Dividends and Distributions..................................................52
Tax Matters..................................................................52
Financial Highlights.........................................................53

FUND SUMMARY
   INVESTMENT SUMMARY

MONEY MARKET FUND   INVESTMENT OBJECTIVE:

                    o To provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value.

                    PRINCIPAL INVESTMENT STRATEGIES:


                    o The fund invests exclusively in U.S. dollar denominated high-quality short-term money market instruments.

                   PRINCIPAL RISKS OF INVESTING IN THE FUND:

                    o A major change in interest rates or a default on the fund's investments could cause the value of your investment in the fund to change.

                    o The fund is also subject to manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives

                    o An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

INVESTMENT GRADE FIXED INCOME
FUND                INVESTMENT OBJECTIVE:

                    o    Seeks a high level of total return.

                   PRINCIPAL INVESTMENT STRATEGIES:

                    o The fund invests in fixed income securities that, at the time of purchase, are rated investment grade by either Moody's Investor Service, Inc. (Moody's) or Standard and Poor's or a similar rating agency or, if unrated, are judged by CIGNA Investments to be of comparable quality. If a security is downgraded to a below investment grade rating, the fund may, in CIGNA Investments' discretion, continue to hold the security. The fund will normally invest at least 65% of its assets in investment grade fixed income securities.

                    o While seeking high total return, CIGNA Investments will also seek to maintain an average portfolio yield consistent with the Lehman Brothers Aggregate Bond Index. CIGNA Investments will seek capital appreciation by identifying securities (primarily fixed income securities) through its sector allocation and security selection process which, in its opinion, may increase in value.

                    o When purchasing or selling portfolio securities, CIGNA Investments will analyze market themes, individual security structural features, pricing, trading opportunities and issuer credit quality.

                    o CIGNA Investments may allocate fund assets across different market sectors and maturities. The average portfolio duration of this fund normally varies between 85% and 115% of the duration of the Lehman Brothers Aggregate Bond Index. As of November 30, 1999, the duration of the index was 4.94 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates.

                    o The fund may invest up to 20% of fund assets in foreign debt securities of private and governmental issuers denominated in foreign currencies. Dollar denominated foreign securities do not count against this limitation.


PRINCIPAL RISKS OF INVESTING IN THE FUND:


                         The fund is subject to the following principal investment risks:

                    o    This fund's principal risk factor is market risk.

                    o Market risk associated with bonds is related to the level of interest rates. Generally, as interest rates rise, the market price of a bond falls. (A 7% bond is less valuable once interest rates have risen to 8% and an investor can get a higher return elsewhere.) As interest rates fall, however, the market price of a bond rises. This "inverse" relationship is magnified for bonds with longer maturities. (A bond's maturity is the length of time remaining before the borrower must pay the bondholder the face amount of the bond.)

                    o There are additional risks with investing in foreign countries, such as economic, currency, information, political and transaction risks. As a result of these additional risks, the fund may be more volatile than a fund that invested in domestic fixed-income securities only.

                    o Credit risk, which is the risk that the issuer or guarantor of a fixed income security is unable or unwilling to meeting its obligations to pay principal and interest.

                    o Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

                    o Investment style risk, which is the risk that returns from investment grade fixed income securities will trail returns from other asset classes or the overall securities markets.

                    o Sector allocation risk, which is the risk that returns from certain sectors of fixed income securities will trail the returns from other sectors.

                    o Currency risk, which is the risk that when the fund invests in securities denominated in foreign currencies, those currencies will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency-denominated securities may reduce the returns of the fund.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

CORE PLUS FIXED INCOME
FUND                INVESTMENT OBJECTIVE:


                    o    Seeks a high level of total return.

                    PRINCIPAL INVESTMENT STRATEGIES:

                    o The fund invests primarily in fixed income securities that, at the time of purchase, are rated investment grade by either Moody's or Standard and Poor's or a similar rating agency or, if unrated, are judged by CIGNA Investments to be of comparable quality. Normally, the fund will invest at least 65% of its assets in these securities.

                    o While seeking high total return, CIGNA Investments will also seek to maintain an average portfolio yield consistent with the Lehman Brothers Aggregate Bond Index. CIGNA Investments will seek capital appreciation by identifying securities (primarily fixed income securities) through its sector allocation and security selection process which, in its opinion, may increase in value.

                    o The fund may invest up to 25% of its assets in high yield, below investment-grade bonds (which may include securities in default). These securities are commonly called "junk bonds."

                    o When purchasing or selling securities, CIGNA Investments will analyze market themes, individual security structural features, pricing, trading opportunities and issuer credit quality.

                    o CIGNA Investments may allocate fund assets across different market sectors and maturities. The average portfolio duration of this fund normally varies between 85% and 115% of the duration of the Lehman Brothers Aggregate Bond Index. As of November 30, 1999, the duration of the index was 4.94 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates.

                    o Up to 20% of fund assets may be invested in foreign debt securities of private and governmental issuers denominated in foreign currencies. Dollar denominated foreign securities do not count against this limitation.


                    PRINCIPAL RISKS OF INVESTING IN THE FUND:

                    The fund is subject to the following principal investment risks:

                    o    This fund's principal risk factor is market risk.

                    o Market risk associated with bonds is related to the level of interest rates. Generally, as interest rates rise, the market price of a bond falls. (A 7% bond is less valuable once interest rates have risen to 8% and an investor can get a higher return elsewhere.) As interest rates fall, however, the market price of a bond rises. This "inverse" relationship is magnified for bonds with longer maturities. (A bond's maturity is the length of time remaining before the borrower must pay the bondholder the face amount of the bond.)

                    o There are additional risks with investing in foreign countries, such as economic, currency, information, political and transaction risks. As a result of these additional risks, the fund may be more volatile than a fund that invested in domestic fixed-income securities only.

                    o Compared to higher-quality debt securities, below investment-grade bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of below investment-grade bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or sell. These risks are greater for securities in default.

                    o Credit risk, which is the risk that the issuer or guarantor of a fixed income security is unable or unwilling to meet its obligations to pay principal and interest.

                    o Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

                    o Investment style risk, which is the risk that returns from investment grade and below investment-grade fixed income securities will trail returns from other asset classes or the overall securities markets.

                    o Sector allocation risk, which is the risk that returns from certain sectors of fixed income securities will trail the returns from other sectors.

                    o Currency risk, which is the risk that when the fund invests in securities denominated in foreign currencies, those currencies will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency-denominated securities may reduce the returns of the fund.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

ULTRA CORE PLUS FIXED
INCOME FUND         INVESTMENT OBJECTIVE:

                    o    Seeks a high level of total return.

                    PRINCIPAL INVESTMENT STRATEGIES:

                    o The fund invests primarily in fixed income securities that, at the time of purchase, are rated investment grade by either Moody's or Standard and Poor's or a similar rating agency or, if unrated, are judged by CIGNA Investments to be of comparable quality. Normally, the fund will invest at least 65% of its assets in these securities.

                    o While seeking high total return, CIGNA Investments will also seek to maintain an average portfolio yield consistent with a broad fixed income index such as the Lehman Brothers Aggregate Bond Index. CIGNA Investments will seek capital appreciation by identifying securities (primarily fixed income securities) through its sector allocation and security selection process which, in its opinion, may increase in value.

                    o The fund may invest up to 35% of its assets in below investment-grade bonds (which may include securities in default). These securities are commonly called "junk bonds."

                    o When purchasing or selling securities, CIGNA Investments will analyze market themes, individual security structural features, pricing, trading opportunities and issuer credit quality.

                    o CIGNA Investments may allocate fund assets across different market sectors and maturities. The average portfolio duration of this fund normally varies between 85% and 115% of the duration of the Lehman Brothers Aggregate Bond Index. As of November 30, 1999, the duration of the index was 4.94%. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates.

                    o Up to 25% of fund assets may be invested in foreign debt securities of private and governmental issuers denominated in foreign currencies. Dollar denominated foreign securities do not count against this limitation.

                    PRINCIPAL RISKS OF INVESTING IN THE FUND:


                    The fund is subject to the following principal investment risks:

                    o    This fund's principal risk factor is market risk.

                    o Market risk associated with bonds is related to the level of interest rates. Generally, as interest rates rise, the market price of a bond falls. (A 7% bond is less valuable once interest rates have risen to 8% and an investor can get a higher return elsewhere.) As interest rates fall, however, the market price of a bond rises. This "inverse" relationship is magnified for bonds with longer maturities. (A bond's maturity is the length of time remaining before the borrower must pay the bondholder the face amount of the bond.)

                    o There are additional risks with investing in foreign countries, such as economic, currency, information, political and transaction risks. As a result of these additional risks, the fund may be more volatile than a fund that invested in domestic fixed-income securities only.

                    o Compared to higher-quality debt securities, below investment-grade bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of below investment-grade bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or sell. . These risks are greater for securities in default. The Ultra Core Plus Fixed Income Fund carries more of these risks than the Core Plus Fixed Income Fund, since the Ultra Core Plus Fixed Income Fund may invest a greater percentage of its assets in below investment-grade bonds

                    o Credit risk, which is the risk that the issuer or guarantor of a fixed income security is unable or unwilling to meeting its obligations to pay principal and interest.

                    o Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

                    o Investment style risk, which is the risk that returns from investment grade and below investment-grade fixed income securities will trail returns from other asset classes or the overall securities markets.

                    o Sector allocation risk, which is the risk that returns from certain sectors of fixed income securities will trail the returns from other sectors.

                    o Currency risk, which is the risk that when the fund invests in securities denominated in foreign currencies, those currencies will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency-denominated securities may reduce the returns of the fund.

You can lose money by investing in the fund. The fund may not achieve its investment objectives.

EMERGING MARKETS DEBT
FUND                INVESTMENT OBJECTIVE:

                    o    Seeks a high level of total return.

                   PRINCIPAL INVESTMENT STRATEGIES:

                    o The fund invests primarily in government bonds of countries with emerging economies, which generally are those countries included in the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+). Normally, the fund will invest at least 65% of its assets in these securities.

                    o While seeking high total return, CIGNA Investments will also seek to maintain an average portfolio yield consistent with the EMBI+. CIGNA Investments will seek capital appreciation by identifying securities through its sector allocation and security selection process which, in its opinion, may increase in value.

                    o The fund may invest up to 35% of its assets in emerging market corporate bonds, which are bonds issued by companies domiciled or organized in countries included in the EMBI+.

                    o The fund may invest up to 10% of its assets in U.S. Government direct obligations, U.S. Government agencies' securities and U.S. corporate bonds. U.S. Treasury securities that collateralize Brady Bonds do not count against this limitation.

                    o Up to 100% of fund assets may be invested in foreign debt securities denominated in foreign currencies. Up to 30% of fund assets may be invested in foreign securities denominated in either the Euro or in Yen. No more than 20% of fund assets will be invested in foreign securities denominated in any other single foreign currency.

                    o When purchasing or selling securities, CIGNA Investments will analyze market themes, economic and political developments, individual security structural features, cash flow risk and relative value, trading opportunities and issuer credit quality.

                    o CIGNA Investments may allocate fund assets across different market sectors and maturities. The average portfolio duration of this fund normally varies between 85% and 115% of the duration of the EMBI+. As of November 30, 1999, the duration of the index was 4.38 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates.

                    PRINCIPAL RISKS OF INVESTING IN THE FUND:


                    The fund is subject to the following principal investment risks:

                    o    This fund's principal risk factor is market risk.

                    o Market risk associated with bonds is related to the level of interest rates. Generally, as interest rates rise, the market price of a bond falls. (A 7% bond is less valuable once interest rates have risen to 8% and an investor can get a higher return elsewhere.) As interest rates fall, however, the market price of a bond rises. This "inverse" relationship is magnified for bonds with longer maturities. (A bond's maturity is the length of time remaining before the borrower must pay the bondholder the face amount of the bond.)

                    o There are additional risks with investing in foreign countries, such as economic, currency, legal information, political and transaction risks. As a result of these additional risks, the fund may be more volatile than a fund that invested in domestic fixed-income securities only.

                    o Compared to U.S. debt securities and foreign developed market debt securities, emerging market debt securities often exhibit pronounced price volatility, even in instances where emerging market securities have the same rating and maturity as their U.S. counterparts. The value of emerging market debt securities often fluctuates in response to political, economic, or company developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the securities could be difficult to value or sell.

                    o Credit risk, which is the risk that the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meeting its financial obligations.

                    o Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

                    o Investment style risk, which is the risk that returns from emerging market securities will trail returns from other asset classes or the overall securities markets.

                    o Sector allocation risk, which is the risk that returns from certain emerging markets will trail the returns from other sectors.

                    o Currency risk, which is the risk that when the fund invests in securities denominated in foreign currencies, those currencies will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency-denominated securities may reduce the returns of the fund.


You can lose money by investing in the fund. The fund may not achieve its investment objective.

BALANCED FUND       INVESTMENT OBJECTIVE:

                    o Seeks a high total return through capital appreciation and current income.

                    PRINCIPAL INVESTMENT STRATEGIES:

                    o Invests in a combination of equity securities (primarily common stocks, and to a lesser extent, securities convertible into common stocks), and fixed income securities.

                    o At least 30% of fund assets is invested in each of the following:
                             o  equities
                             o  fixed and variable income securities

                    o In selecting common stocks for the fund, the fund generally chooses stocks with a yield higher than the overall equity market. The fund uses a value-based strategy, focusing on a company's dividend history and current financial situation.

                    o The income securities the fund will invest in primarily will include obligations of the U.S. government and its agencies and investment grade corporate bonds.

                    o The fund may invest up to 25% of its assets in foreign equity and debt securities. Generally, the foreign debt securities the fund will invest in will be dollar denominated bonds issued by foreign governments.

                    PRINCIPAL RISKS OF INVESTING IN THE FUND:

                    o    This fund's principal risk factor is market risk.

                    o Market risk associated with equity securities such as common stocks is related to stock-market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

                    o A value stock may never reach what the manager believes is its full value, or may even go down in price. In the long run, the fund may produce more modest returns than riskier stock funds as a trade-off for this potentially lower risk. The amount of income you receive from the fund will also fluctuate.

                    o Market risk associated with bonds is related to the level of interest rates. Generally, as interest rates rise, the market price of a bond falls. (A 7% bond is less valuable once interest rates have risen to 8% and an investor can get a higher return elsewhere.) As interest rates fall, however, the market price of a bond rises. This "inverse" relationship is magnified for bonds with longer maturities. (A bond's maturity is the length of time remaining before the borrower must pay the bondholder the face amount of the bond.)

                    o There are additional risks with investing in foreign countries, specifically economic, currency, information, political and transaction risks. As a result of these additional risks, the fund may be more volatile than a fund that invested in domestic equity and fixed income securities only.

                    o Credit risk, which is the risk that the issuer or guarantor of a fixed income security is unable or unwilling to meeting its obligations to pay principal and interest.

                    o Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

                    o Investment style risk, which is the risk that returns from value stocks and government and investment grade bonds in which the fund invests will trail returns from other asset classes or the overall stock market.

                    o Currency risk, which is the risk that when the fund invests in securities denominated in foreign currencies, those currencies will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency-denominated securities may reduce the returns of the fund.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

LARGE COMPANY STOCK
GROWTH FUND         INVESTMENT OBJECTIVE:

                    Seeks long-term capital appreciation.

                    PRINCIPAL INVESTMENT STRATEGIES:

                    o Invests primarily in equity securities of U.S. and, to a limited extent, foreign companies, that exhibit strong or accelerating earnings growth. Normally, at least 65% of fund assets will be invested in these securities. The universe of eligible companies in which the fund invests generally includes those with market capitalizations of $1 billion or more.

                    o The fund focuses on companies with consistent or rising earnings growth records and compelling business strategies. When purchasing or selling securities, the fund's investment manager studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum.

                    o The fund's investment manager emphasizes individual security selection and may focus the fund's holdings within the limits permissible for a diversified fund.

                    o The fund emphasizes securities that, in the investment manager's opinion, have the potential to rise in price rather than pay out income.

                    PRINCIPAL RISK OF INVESTING IN THE FUND:

                    o This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

                    o Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

                    o Investment style risk, which is the risk that returns from large capitalization growth-oriented equity securities will trail returns from other asset classes or the overall stock market.

                    o Risks associated with investing in foreign countries, such as economic, currency, information, political and transaction risks. As a result of these additional risks, the fund may be more volatile than a fund that invested in domestic securities only.

                    o Currency risk, which is the risk that when the fund invests in securities denominated in foreign currencies, those currencies will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency-denominated securities may reduce the returns of the fund.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

LARGE COMPANY
STOCK VALUE FUND    INVESTMENT OBJECTIVE:

                    Seeks long-term capital appreciation.

                    PRINCIPAL INVESTMENT STRATEGIES

                    o Invests primarily in common stocks of established, large U.S. companies with a market capitalization above $5 billion. Normally, the fund will invest at least 65% of its assets in the common stocks of these companies. Generally, the investment manager purchases stocks when it deems them undervalued relative to their present and/or future prospects and after the stocks have declined from recent highs. The fund follows a "bottom up" research approach, and focuses on identifying common stocks whose market price is below what it believes is their present or future value.

                    o The fund will generally sell a security when a fundamental weakness or the investment manager's anticipation of fundamental weakness or some other negative factor causes the security to fail to meet the fund's expectation's, or the security rises in price to a level that the investment manager believes is its fair value.

                    PRINCIPAL RISKS OF INVESTING IN THE FUND:

                    o This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock-market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

                    o A value stock may never reach what the manager believes is its full value, or may even go down in price. In the long run, the fund may produce more modest returns than riskier stock funds as a trade-off for this potentially lower risk.

                    o Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

                    o Investment style risk, which is the risk that returns from large capitalization value stocks will trail returns from other asset classes or the overall stock market.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

LARGE COMPANY STOCK
INDEX FUND          INVESTMENT OBJECTIVE:

                    o To achieve long-term growth of capital by investing principally in common stocks of companies in the Standard & Poor's 500 Composite Stock Price Index, an index emphasizing large-capitalization stocks.

                    PRINCIPAL INVESTMENT STRATEGIES:

                    o The fund attempts to replicate the composition and total return, reduced by fund expenses, of the S&P 500 Index. Normally, the fund will invest at least 80% of its total assets in common stock of companies which compose the S&P 500 Index.

                    PRINCIPAL RISKS OF INVESTING IN THE FUND:

                    o This fund's principal risk factor is market risk, which is the possibility that common stock prices will decline, sometimes substantially, over short or extended periods. The stock market tends to be cyclical, with periods when stock prices generally decline.

                    o The fund is subject to tracking risk, which is the risk that the fund's returns will be less than the returns of the S&P 500 Index.

                    o The fund is also subject to investment style risk, which is the risk that returns from large capitalization stocks will trail returns from other asset classes or the overall stock market.

You can lose money by investing in the fund. The fund may not achieve its investment objective.


SMALL COMPANY
STOCK GROWTH FUND   INVESTMENT OBJECTIVE:

                    o    Seeks long-term capital appreciation.

                    PRINCIPAL INVESTMENT STRATEGIES:

                    o Invests primarily in the common and preferred stocks of U.S. companies with market capitalizations between $30 million and $2 billion. Normally, the fund will invest at least 65% of its assets in these securities. The fund focuses on growing companies involved in new product development and technological breakthroughs.

                    o    The fund's investment manager:

                           o Looks across all sectors of the stock market to find companies that meet the fund's investment criteria - including strong, sustainable unit growth, consistent earnings, proprietary products and services and minimal institutional ownership, and

                           o Looks for stocks that have the potential for price appreciation of 50% over the following 18 months and price/earnings ratios at a discount relative to their earnings growth rates.

                    PRINCIPAL RISKS OF INVESTING IN THE FUND:

                    o This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

                    o The fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Small company securities may under-perform as compared to the securities of larger companies. They may also pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.

                    o Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

You can lose money by investing in the fund. The fund may not achieve its investment objective.


SMALL COMPANY STOCK
VALUE FUND          INVESTMENT OBJECTIVE:

                    Seeks capital appreciation.

                    PRINCIPAL INVESTMENT STRATEGIES:

                    o Invests primarily in common stocks of small U.S. companies with market capitalizations at the time of initial purchase of less than $1 billion whose stock prices are believed to be undervalued. Normally, the fund will invest at least 65% of its assets in these securities. The fund will emphasize at time of purchase companies that have market capitalizations of less than $800 million.

                    o The fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

                    o    The fund generally looks for companies with:

                         o A low price relative to their assets, earnings, cash flow or business franchise;

                         o Products and services that give them a competitive advantage; and

                         o    Strong balance sheets and strong management.

                    PRINCIPAL RISKS OF INVESTING IN THE FUND:

                    o This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock-market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

                    o The fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Small company securities may under-perform as compared to the securities of larger companies. They may also pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.

                    o Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

FOREIGN STOCK
FUND                INVESTMENT OBJECTIVE:

                    Seeks long-term capital appreciation

                    PRINCIPAL INVESTMENT STRATEGIES:

                    o The fund invests primarily in common stocks of well-established companies located outside the U.S.

                    o The fund considers a company to be located outside the U.S. if:

                         o    It is organized under the laws of another country;

                         o The principal trading market for the company's securities is in another country; or

                         o The company derives at least 50% of its revenues or profits from operations in another country or has at least 50% of its assets in another country.

                    o The fund emphasizes medium to large market capitalization companies (market capitalizations above $1 billion at time of purchase) that the investment manager believes are best positioned to take advantage of global change. Normally, the fund will invest at least 65% of its assets in companies located outside of the U.S. Normally, the fund will not invest in the stocks of companies located within the U.S. The fund will typically hold stocks from 70 to 100 issuers.

                    o The investment manager focuses on companies with equity securities (primarily common stock) it considers fundamentally undervalued relative to their long-term prospective earnings growth rate, their historic valuation levels and their competitors.

                    o Normally, up to 15% of fund assets may be invested in companies located in emerging markets. Emerging market countries are countries that are included in the Morgan Stanley Capital International Emerging Markets Index.

                    PRINCIPAL RISKS OF INVESTING IN THE FUND:

                    o This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

                    o There are additional risks with investing in foreign countries, especially in developing countries -specifically, economic, currency, information, political and transaction risks. As a result of these additional risks, the fund may be more volatile than a domestic stock fund.

                    o Investing in emerging market countries poses risks in addition to those of foreign investing. Emerging markets may be more likely to experience volatility than more developed countries.

                    o Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

                    o Investment style risk, which is the risk that returns from foreign stocks will trail returns from other asset classes or the overall stock market. Foreign stocks may not move in concert with the U.S. markets.

                    o Currency risk, which is the risk that when the fund invests in securities denominated in foreign currencies, those currencies will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency-denominated securities may reduce the returns of the fund.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

BAR CHARTS AND PERFORMANCE TABLES
The bar charts and tables shown below provide some indication of the risks of investing in the funds. The bar charts show changes in the performance of the funds' shares from year to year over a ten-year period, or life of the fund, whichever is shorter.

The tables show how the average annual returns of the funds' institutional class shares, for one, five and ten years (or life of the fund, whichever is shorter) compare to those of a broad measure of market performance. The returns for the other classes will be lower than the institutional class returns shown in the bar chart, due to higher expenses of the other classes.

A fund's past performance does not necessarily indicate how the fund will perform in the future.

There are bar charts and tables only for the Money Market Fund and the Large Company Stock Index Fund (formerly known as the S&P 500 Index Fund), since the other funds offered by this prospectus did not commence operations until February 2000.

           [THE FOLLOWING INFORMATION APPEARS AS A BAR CHART GRAPHIC]

                    Money Market Fund - Annual Total Return

 8.96%   7.82%   5.75%   3.36%   2.39%   3.43%   5.33%   4.91%   5.27%   5.18%
 1989    1990    1991    1992    1993    1994    1995    1996    1997    1998

During the ten-year period shown in the bar chart, the highest quarterly return for the Money Market Fund was 2.35% (for the quarter ended 6/30/89) and the lowest quarterly return was 0.55% (for the quarter ended 12/31/93). The quarterly return for the quarter ended 9/30/99 was 1.21%.

MONEY MARKET FUND AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 1998 (COMMENCED OPERATIONS 12/21/81)

                             Past 1 year      Past 5 years        Past 10 years
Money Market Fund            5.18%            4.82%               5.22%

3-Month U.S. Treasury bills  5.33%            5.31%               5.57%

The Money Market Fund's 7-day annualized yield as of November 30, 1999 was
5.17%.

     [THE INFORMATION SET FORTH BELOW APPEARS AS A BAR CHART GRAPHIC AND IS
                           EXPRESSED AS TOTAL RETURN]


                           LARGE COMPANY STOCK INDEX

                                               The Money Market Fund's 7-
                                      28.28%   day annualized yield as of
                                      1998     November 30, 1999 was
                                               5.17%




During the period shown in the bar chart, the highest quarterly return for the Large Company Stock Index Fund was 23.31% (for the quarter ended 12/31/98) and the lowest quarterly return was -10.03% (for the quarter ended 9/30/98). The quarterly return for the quarter ended 9/30/99 was 6.28%.


LARGE COMPANY STOCK INDEX FUND AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 1998 (COMMENCED OPERATIONS JULY 1, 1997)

                                    Past 1 year      Life of Fund

Large Company Stock Index Fund      28.28%           25.95%

S&P 500 Index                       28.57%           26.22%

FEES AND EXPENSES OF THE FUNDS
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

SHAREHOLDER FEES (ALL FUNDS AND CLASSES)
   (FEES PAID DIRECTLY FROM YOUR
    INVESTMENT)
________________________________________________________________________________

Maximum sales charge (load) imposed on
   Purchases (as a percentage of offering
   price)                                               None
Maximum deferred sales charge (load)                    None
Redemption fee (as a percentage of
   Amount redeemed)                                     None
Exchange fee                                            None





                                                       INVESTMENT CORE
ANNUAL FUND OPERATING EXPENSES                         GRADE      PLUS        ULTRA CORE
 (EXPENSES THAT ARE DEDUCTED FROM             MONEY    FIXED      FIXED        PLUS             EMERGING
  FUND ASSETS)                                MARKET    INCOME    INCOME      FIXED INCOME      MARKETS        BALANCED
INSTITUTIONAL CLASS:                          FUND       FUND     FUND        FUND              DEBT FUND      FUND
_____________________________________________________________________________________________________________________________

Management Fees                              .35%       .60%       .60%         .60%           1.00%           .75%
Distribution & Service (12b-1) Fees          None       None       None         None           None            None
Other Expenses/1/                            .16%       .20%       .20%         .20%            .20%           .26%

Total Annual Fund Operating Expenses         .51%       .80%       .80%         .80%           1.20%          1.01%
Waiver of Fund Expenses /2/                ( .06%)    ( .35%)    ( .35%)      ( .30%)         ( .55%)        ( .21%)

Total Actual Fund Operating Expenses         .45%       .45%       .45%         .50%            .65%           .80%




ANNUAL FUND OPERATING EXPENSES                    LARGE         LARGE        LARGE        SMALL        SMALL
   (EXPENSES THAT ARE DEDUCTED FROM              COMPANY       COMPANY      COMPANY      COMPANY      COMPANY    FOREIGN
    FUND ASSETS)                                  STOCK         STOCK        STOCK        STOCK        STOCK     STOCK
INSTITUTIONAL CLASS:                           GROWTH FUND   VALUE FUND   INDEX FUND   GROWTH FUND  VALUE FUND     FUND
_____________________________________________________________________________________________________________________________

Management Fees                                   .80%          .75%          .25%        1.00%        1.00%       1.00%
Distribution & Service (12b-1) Fees               None          None          None        None         None        None
Other Expenses/1/                                 .24%          .24%          .14%         .26%         .26%        .30%

Total Annual Fund Operating Expenses             1.04%          .99%          .39%        1.26%        1.26%       1.30%
Waiver of Fund Expenses/2/                      ( .24%)       ( .19%)       ( .14%)      ( .21%)      ( .21%)     ( .25%)

Total Actual Fund Operating Expenses              .80%          .80%          .25%        1.05%        1.05%       1.05%


ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT ARE DEDUCTED FROM         MONEY
    FUND ASSETS)                           MARKET      BALANCED
PREMIER CLASS                               FUND         FUND
__________________________________________________________________________
Management Fees                              .35%        .75%
Distribution & Service (12b-1) Fees          None        None
Other Expenses/1/                            .41%        .46%

Total Annual Fund Operating Expenses         .76%       1.21%
Waiver of Fund Expenses/2/                 ( .06%)     ( .21%)

Total Actual Fund Operating Expenses         .70%       1.00%



ANNUAL FUND OPERATING EXPENSES              LARGE         LARGE        LARGE        SMALL        SMALL
   (EXPENSES THAT ARE DEDUCTED FROM        COMPANY       COMPANY      COMPANY      COMPANY      COMPANY    FOREIGN
    FUND ASSETS)                            STOCK         STOCK        STOCK        STOCK        STOCK      STOCK
PREMIER CLASS                            GROWTH FUND   VALUE FUND   INDEX FUND   GROWTH FUND  VALUE FUND     FUND
_____________________________________________________________________________________________________________________________

Management Fees                              .80%          .75%          .25%        1.00%        1.00%       1.00%
Distribution & Service (12b-1) Fees          None          None          None         None         None        None
Other Expenses/1/                            .44%          .44%          .34%         .46%         .46%        .55%

Total Annual Fund Operating Expenses        1.24%         1.19%          .59%        1.46%        1.46%       1.55%
Waiver of Fund Expenses/2/                 ( .24%)       ( .19%)       ( .24%)      ( .21%)      ( .21%)     ( .30%)


Total Actual Fund Operating Expenses        1.00%         1.00%          .35%        1.25%        1.25%       1.25%




                                                     INVESTMENT   CORE
ANNUAL FUND OPERATING EXPENSES                       GRADE        PLUS
   (EXPENSES THAT ARE DEDUCTED FROM                  FIXED        FIXED      ULTRA CORE PLUS    EMERGING
    FUND ASSETS)                                     INCOME       INCOME       FIXED INCOME      MARKETS
PREMIER CLASS - FIXED INCOME                         FUND         FUND           FUND           DEBT FUND
_____________________________________________________________________________________________________________________________

Management Fees                                         .60%       .60%           .60%           1.00%
Distribution & Service (12b-1) Fees                     .15%       .15%           .15%            .15%
Other Expenses/1/                                       .45%       .45%           .45%            .45%

Total Annual Fund Operating Expenses                   1.20%      1.20%          1.20%           1.60%
Waiver of Fund Expenses/2/                            ( .35%)    ( .35%)        ( .30%)          (.55%)

Total Actual Fund Operating Expenses                    .85%       .85%           .90%           1.05%



                                                        INVESTMENT   CORE
ANNUAL FUND OPERATING EXPENSES                          GRADE        PLUS
   (EXPENSES THAT ARE DEDUCTED FROM          MONEY      FIXED        FIXED    ULTRA CORE PLUS   EMERGING
    FUND ASSETS)                             MARKET     INCOME       INCOME     FIXED INCOME    MARKETS     BALANCED
RETAIL CLASS:                                FUND       FUND         FUND         FUND          DEBT FUND   FUND
______________________________________________________________________________________________________________________________

Management Fees                               .35%       .60%       .60%          .60%           1.00%         .75%

Distribution & Service (12b-1) Fees           .25%       .25%       .25%          .25%            .25%         .25%
Other Expenses/1/                             .41%       .45%       .45%          .45%            .45%         .46%

Total Annual Fund Operating Expenses         1.01%      1.30%      1.35%         1.30%           1.70%        1.46%
Waiver of Fund Expenses/2/                  ( .06%)    ( .35%)    ( .35%)       ( .30%)         ( .55%)      ( .21%)

Total Actual Fund Operating Expenses          .95%       .95%       .95%         1.00%           1.15%        1.25%




ANNUAL FUND OPERATING EXPENSES                 LARGE         LARGE        LARGE        SMALL        SMALL
   (EXPENSES THAT ARE DEDUCTED FROM           COMPANY       COMPANY      COMPANY      COMPANY      COMPANY    FOREIGN
    FUND ASSETS)                               STOCK         STOCK        STOCK        STOCK        STOCK     STOCK
RETAIL CLASS:                               GROWTH FUND   VALUE FUND   INDEX FUND   GROWTH FUND  VALUE FUND     FUND
__________________________________________________________________________________________________________________________

Management Fees                               .80%         .75%           .25%        1.00%        1.00%       1.00%
Distribution & Service (12b-1) Fees           .25%         .25%           .25%         .25%         .25%        .25%
Other Expenses/1/                             .44%         .44%           .34%         .46%         .46%        .55%

Total Annual Fund Operating Expenses         1.49%        1.44%           .84%        1.71%        1.71%       1.80%
Waiver of Fund Expenses/2/                  ( .24%)      ( .19%)        ( .24%)      ( .21%)      ( .21%)     ( .30%)


Total Actual Fund Operating Expenses         1.25%        1.25%           .60%        1.50%        1.50%       1.50%

     (1) Other expenses for all funds except Money Market and S&P 500 Index Funds are based on estimated amounts for the current fiscal year.
     (2) CIGNA Investments has contractually agreed, until April 30, 2001, to waive management fees and reimburse the funds if and to the extent total fund operating expenses exceed the following percentages of average daily net assets for each fund:

                                        INSTITUTIONAL              PREMIER                  RETAIL

Money Market Fund                          .45%                      .70%                     .95%
Investment Grade Fixed Income Fund         .45%                      .85%                     .95%
Core Plus Fixed Income Fund                .45%                      .85%                     .95%
Ultra Core Plus Fixed Income Fund          .50%                      .90%                    1.00%
Emerging Markets Debt Fund                 .65%                     1.05%                    1.15%
Balanced Fund                              .80%                     1.00%                    1.25%
Large Company Stock Growth Fund            .80%                     1.00%                    1.25%
Large Company Stock Value Fund             .80%                     1.00%                    1.25%
Large Company Stock Index Fund             .25%                      .35%                     .60%
Small Company Stock Growth Fund           1.05%                     1.25%                    1.50%
Small Company Stock Value Fund            1.05%                     1.25%                    1.50%
Foreign Stock Fund                        1.05%                     1.25%                    1.50%

Reimbursement arrangements can decrease a fund's expenses and boost its performance.

CIGNA Investments retains the ability to be repaid by a fund if a fund's expenses fall below the specified limit prior to the end of the fiscal year or within three years after CIGNA Investments waives management fees or reimburses fund operating expenses.

EXAMPLE

These Examples are intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds.

The example assumes that:

          o       You invest $10,000 in the fund for the time periods indicated;

          o       Your investment has a 5% return each year; and

          o Each fund's operating expenses reflect contractual expense limitations only for the first year. After the first year, the example does not take into consideration CIGNA Investment's agreement to reduce fund expenses, and assumes that a fund's operating expenses remain the same in each year of the applicable period.

          Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


INSTITUTIONAL CLASS                                   1 YEAR          3 YEARS     5 YEARS        10 YEARS
---------------------------------------------------------------------------------------------------------
Money Market Fund                                     $  46           $157        $279           $636
Investment Grade Fixed Income Fund                    $  46           $221
Core Plus Fixed Income Fund                           $  46           $221
Ultra Core Plus Fixed Income Fund                     $  51           $226
Emerging Markets Debt Fund                            $  66           $327
Balanced Fund                                         $  82           $301
Large Company Stock Growth Fund                       $  82           $307
Large Company Stock Value Fund                        $  82           $297
Large Company Stock Index Fund                        $  26           $111        $205           $482
Small Company Stock Growth Fund                       $ 107           $379
Small Company Stock Value Fund                        $ 107           $379
Foreign Stock Fund                                    $ 107           $388


PREMIER CLASS                                         1 YEAR          3 YEARS     5 YEARS        10 YEARS
---------------------------------------------------------------------------------------------------------
Money Market Fund                                     $  72           $237        $417           $939
Investment Grade Fixed Income Fund                    $  87           $347
Core Plus Fixed Income Fund                           $  87           $347
Ultra Core Plus Fixed income Fund                     $  92           $352
Emerging Markets Debt Fund                            $ 107           $453
Balanced Fund                                         $ 102           $364
Large Company Stock Growth Fund                       $ 102           $370
Large Company Stock Value Fund                        $ 102           $360
Large Company Stock Index Fund                        $  36           $165        $307           $723
Small Company Stock Growth Fund                       $ 127           $442
Small Company Stock Value Fund                        $ 127           $442
Foreign Stock Fund                                    $127            $461


RETAIL CLASS                                         1 YEAR           3 YEARS     5 YEARS        10 YEARS
---------------------------------------------------------------------------------------------------------
Money Market Fund                                    $  97            $316        $553           $1,234
Investment Grade Fixed Income Fund                   $  97            $379
Core Plus Fixed Income Fund                          $  97            $379
Ultra Core Plus Fixed Income Fund                    $ 102            $383
Emerging Markets Debt Fund                           $ 117            $484
Balanced Fund                                        $ 127            $442
Large Company Stock Growth Fund                      $ 127            $448
Large Company Stock Value Fund                       $ 127            $437
Large Company Stock Index Fund                       $  61            $245        $444           $1,025
Small Company Stock Growth Fund                      $ 153            $519
Small Company Stock Value Fund                       $ 153            $519
Foreign Stock Fund                                   $ 153            $538

INVESTMENT INFORMATION  - OBJECTIVES, STRATEGIES AND RELATED RISKS
--------------------------------------------------------------------------------
MONEY MARKET FUND

The fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term high quality money market instruments. The fund invests in money market instruments such as U.S. Government direct obligations and U.S. Government agencies' securities. In addition, the fund may invest in other money market instruments such as asset-backed securities, bankers' acceptances, certificates of deposit, commercial loan participations, repurchase agreements, time deposits and commercial paper, all of which will be denominated in U.S. dollars. Bankers' acceptances, certificates of deposit and time deposits may be purchased from U.S. or foreign banks. The fund purchases commercial paper primarily from U.S. issuers but may purchase this type of security from foreign issuers so long as it is denominated in U.S. dollars.

The fund may invest 25% or more of its total assets in commercial paper issued by finance companies. The finance companies in which the fund intends to invest can be divided into two categories, commercial finance companies and consumer finance companies. Commercial finance companies are principally engaged in lending to corporations or other businesses. Consumer finance companies are primarily engaged in lending to individuals. The fund classifies captive finance companies or finance subsidiaries which exist to facilitate the marketing and financial activities of their parent in the industry of their parent's corporation.

In addition, the fund may invest 25% or more of the value of its total assets in instruments issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment.

INVESTMENT POLICIES

The fund may follow operational policies that are more restrictive than the investment limitations as set forth in this prospectus and the Statement of Additional Information in order to comply with applicable laws and regulations governing money market funds, including the provisions of and regulations under the Investment Company Act of 1940 (the 1940 Act). In particular, the fund intends to comply with the various requirements of Rule 2a-7 of the 1940 Act, which regulates portfolio maturity, quality and diversification. For example, the fund will limit its investments to securities with effective remaining maturities of 397 days or less and will maintain a dollar-weighted average maturity of 90 days or less. The fund will determine the effective remaining maturity of its investments according to Rule 2a-7.

Pursuant to procedures adopted by the fund's Board of Trustees, the fund may purchase only high quality securities that CIGNA Investments, Inc., the fund's adviser (CIGNA Investments) believes present minimal credit risks. To be considered high quality, a security must be a U.S. Government security or must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security) or, if unrated, judged to be of equivalent quality by CIGNA Investments.

High quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating (e.g. Standard & Poor's Corporation's ("S&P") A-1 rating) from at least two rating services (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories (e.g., S&P's A-1 or A-2) from at least two rating services (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different rating services, at least two rating services must have assigned the highest of the ratings in order for CIGNA Investments to determine eligibility on the basis of that highest rating. Based on procedures adopted by the Board of Trustees, CIGNA Investments may determine that an unrated security is of equivalent quality to a rated first or second tier security.

The fund may not invest more than 5% of its total assets in second tier securities. In addition, the fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

The fund may change these operational policies to reflect changes in the laws and regulations without the approval of shareholders.

INVESTMENT GRADE FIXED INCOME FUND, CORE PLUS FIXED INCOME FUND, ULTRA CORE PLUS FIXED INCOME FUND AND EMERGING MARKETS DEBT FUND

STRATEGY/PHILOSOPHY
-------------------
CIGNA Investments' fixed income investment philosophy is based on our belief that market inefficiencies exist due to varying investor objectives and time horizons. The funds capitalize on market inefficiencies by identifying market cycles, making tactical and decisive sector allocations, and selecting securities through a disciplined process.

The Investment Grade Fixed Income, Core Plus Fixed Income and Ultra Core Plus Fixed Income Funds will invest in a broad array of fixed income sectors including government and agency securities, corporate bonds, and securitized bonds such as mortgage backed and asset backed securities, and may also invest in other instruments such as convertible bonds and preferred stock. Investing in mortgage related securities carries prepayment risk, which is the risk that the issuer of the security repays principal prior to a security's maturity. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a fund because the fund will have to reinvest that money at the lower prevailing interest rates.

The Investment Grade Fixed Income, Core Plus Fixed Income and Ultra Core Plus Fixed Income Funds invest primarily in investment grade bonds, which include obligations of the U.S. government and its agencies, and corporate bonds rated Baa3 or higher by Moody's Investor Services, Inc. or BBB- by Standard & Poor's or, if not rated, in CIGNA Investment's opinion, having similar investment characteristics to bonds rated Baa3 or BBB- or higher. The Core Plus Fixed Income Fund may invest up to 25% of its assets in below investment grade securities, and the Ultra Core Plus Fixed Income Fund may invest up to 35% of its assets in below investment grade securities.

The Investment Grade Fixed Income Fund and the Core Plus Fixed Income Fund may each invest up to 20% of their assets in foreign debt securities denominated in foreign currency, while the Ultra Core Plus Fixed Income Fund may invest 25% of its assets in these securities.

The Emerging Markets Debt Fund may invest in loans, preferred shares, convertible bonds, and other instruments that rank low in the issuer's capital structure, and may invest in defaulted and restructured securities.

The funds may invest in derivative instruments, such as options, futures contracts or swap agreements. The funds typically uses derivatives as a substitute for taking a position in the underlying asset and/or as a part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.

Investing in derivatives carries the risk that a fund could lose more than the principal amount invested in the derivative instrument. Derivatives are subject to a number of risks, such as interest rate, credit and liquidity risk, which is the risk that a particular investment may be difficult to purchase or sell. They also involve the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, currency or index.

DECISION MAKING PROCESS
-----------------------
Investment decisions for the funds follow a three-stage process.

First, the portfolio managers and the strategy team identify key global and macroeconomic themes they anticipate will drive the fixed income markets. For example, the team analyzes liquidity trends, monetary and fiscal policy, capital flows, business cycles, and global indicators such as yield curves and currency dynamics.

Next, the market themes are translated into portfolio strategies and sector allocations that are designed to add value and diversify risk. Various strategies are analyzed and the investment team selects the appropriate allocation within the risk/reward tolerances for the fund.

Finally, sector specialists buy or sell securities to implement the sector allocations. The specific investment choices are based on fundamental industry analysis (such as company business prospects, earnings, credit risk and evaluation of management), independent research, and assessment of credit spreads, liquidity and risk associated with ratings changes.

In managing the Investment Grade Fixed Income Fund, Core Plus Fixed Income Fund, Ultra Core Plus Fixed Income Fund and the Emerging Markets Debt Fund CIGNA Investments uses a consistent strategy and decision making process. In addition, the portfolio construction of the Emerging Markets Debt Fund will also reflect CIGNA Investments' analysis of relative value across countries, regions, security structure and market sector.

BALANCED FUND

The fund strives for reasonably consistent total returns over "up" and "down" market cycles.

o    At least 30% of fund assets is invested in each of the following:
                o   equities; and
                o   fixed- and variable-income securities.

o Up to 40% of fund assets is allocated according to the portfolio manager's assessment of business, economic and market conditions. The manager analyzes the return available from stocks and bonds in deciding how to invest the fund's assets.

o    May invest in:
                o equity securities which usually pay dividends and are traded on a national securities exchange, although the fund may also invest in securities traded on regional stock exchanges on the over-the-counter market;
                o   investment-grade corporate debt obligations; and
                o   obligations of the U.S. Government and its Agencies

o    May invest up to 25% of total assets in foreign equity and debt securities.

With respect to the fund's investments in common stocks, the fund focuses on stocks with a yield higher than the overall equity market. This may result in the fund purchasing the stocks of smaller companies. The market risk for investments in smaller companies is higher than for larger companies. Stock prices for smaller companies may change more, and more quickly, over short time periods.

The income securities the fund will acquire will be obligations of the U.S. government and its agencies, and corporate bonds rated in one of the four highest ratings of corporate obligations by Moody's Investor Services, Inc. or Standard & Poor's or, if not rated, in the manager's opinion, having similar investment characteristics to those in the top four ratings. Typically, these income securities will have long or intermediate-term maturities.

LARGE COMPANY STOCK GROWTH FUND

The fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. The investment manager seeks to maximize long-term capital appreciation by investing primarily in the equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong or accelerating earnings growth. The investment manager emphasizes individual security selection and may focus the fund's holdings within the limits permissible for a diversified fund.

The fund's investment manager follows a flexible investment program in looking for companies with above average capital appreciation potential. The fund's investment manager focuses on companies with consistent or rising earnings growth records and compelling business strategies. The investment manager continually and rigorously studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. In addition, the portfolio manager closely monitors analysts' expectations to identify issuers that have the potential for positive earnings surprises versus consensus expectations. Valuation is of secondary importance and is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The fund considers selling securities of issuers that no longer meet the investment manager's criteria.

o The fund is predominantly invested in equity securities traded on U.S. exchanges or over-the-counter. These include U.S. common stock, securities convertible into common stock, rights, warrants and preferred stock.

o    Up to 15% of fund assets may be held in cash or cash equivalents.

o Up to 25% of fund assets may be invested in foreign securities and American and Global Depositary Receipts. Typically, such holdings represent less than 5% of the portfolio.

LARGE COMPANY STOCK VALUE FUND

The fund's primary strategy is to investment mainly in common stocks of established, large U.S. companies. Stocks are generally purchased when the investment manager deems them undervalued relative to their present and/or future value and after the stocks have declined from recent highs. The investment manager purchases stocks it believes have potential for long-term capital appreciation. The fund may also invest in securities that are convertible to common stocks.

The portfolio manager selects stocks with one or more of the following attributes; a strong proprietary product or service; a low share price in relation to cash flow or asset values; a new product or development or some other unique situation that offers attractive prospects for long-term returns and limited risk.

o        Normally invests:
                   o 80% to 100% of assets in highly liquid equity securities, with an emphasis on New York Stock Exchange issues; and
                   o    Up to 15% of assets in cash and cash equivalents.

o May invest up to 15% of fund assets in convertible securities. These securities are purchased as a means of managing the risk inherent in the underlying common stocks.

o Although the fund does not make significant investments in securities of companies based outside the United States, it reserves the right to invest up to 20% of its assets in foreign securities.

o Holds between 45 and 70 securities, which may include American Depository Receipts.

o Generally does not invest more than 5% of fund assets in any single investment.

LARGE COMPANY STOCK INDEX FUND

The primary objective of the fund is long-term growth of capital by investing principally in common stocks. The fund will seek to fulfill this objective by attempting to replicate the composition and total return, reduced by fund expenses, of the S&P 500. Under normal conditions, the fund will invest at least 80% of its total assets in equity securities of companies which compose the S&P 500.

The S&P 500 includes 500 selected common stocks, most of which are listed on the New York Stock Exchange. Each stock in the Index has a unique weighting, depending on the number of shares outstanding and its current prices. The 500 stocks in the S&P 500 are chosen by Standard & Poor's based on industry representation, liquidity and stability. The stocks in the S&P 500 are not the 500 largest companies. Rather, the index is designed to capture the returns of many different sectors of the U.S. economy.

While the fund seeks to match the performance of the S&P 500, its stock portfolio performance may not match that of the S&P 500 exactly. For example, the fund's performance will reflect deductions for advisory fees and other expenses that are not deducted from the performance figures reported for the S&P
500. In addition, while CIGNA Investments generally will seek to match the composition of the S&P 500 as closely as possible, it may not always invest the fund's stock portfolio to mirror the S&P 500 exactly. For instance, the fund may at times have its portfolio weighted differently from the S&P 500 because of the difficulty and expense of executing relatively small stock transactions. Under normal conditions, the fund anticipates holding at least 480 of the S&P 500 issues.

The fund may also invest in stock index futures contracts and related options and in certain short-term fixed income securities (including variable and floating rate instruments or demand instruments) such as U.S. Government obligations and repurchase agreements, pending investment in common stocks of companies in the S&P 500 or to meet anticipated short-term cash needs such as dividend payments or redemptions of shares. The percentage of the fund's assets invested in various types of securities will vary in light of existing economic conditions and other factors as determined by the portfolio manager

The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the record or beneficial owners of shares of the fund or any member of the public regarding the advisability of investing in securities generally, or in the fund particularly, or the ability of the S&P 500 to track general stock market performance. S&P's only relationship to CIGNA Investments or the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to CIGNA Investments or the fund. S&P has no obligation to take the needs of CIGNA Investments or the fund or the records or beneficial owners of the fund into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the valuation of the fund or the pricing of the fund's shares or in the determination or calculation of the equation by which the fund's portfolio investments are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY CIGNA INVESTMENTS, RECORD OR BENEFICIAL OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SMALL COMPANY STOCK GROWTH FUND

The fund seeks long-term capital appreciation by investing primarily in the common and preferred stock of U.S. companies with market capitalizations, at time of purchase, of between $30 million and $2 billion. Focus is placed on growing companies involved in new product development and technological breakthroughs.

o    The investment manager:
               o Evaluates all sectors of the stock market to find companies that meet growth, consistent earnings, proprietary products and services and minimal institutional ownership; and
               o Looks for stocks that have the potential for price appreciation of 50% over the following 18 months and price/earnings rations at a discount relative to their earnings growth rates.

o May also invest in American Depository Receipts listed and traded on a registered U.S. stock exchange.

o Diversification is built into the portfolio through the use of sector and security weighting limitations, with a maximum allocation to any one security of 5%.

o The portfolio is continuously monitored for progress and change against well-defined expectations of factors such as stock price, earnings, and price to earnings valuations, and to ensure that a strict "sell" discipline is maintained. In selling portfolio securities, the investment manager will analyze factors such as whether these expectations have been met, whether it believes the security is overvalued, anticipated deterioration in the fundamentals of the security, and whether the company that issued the security is able to sustain a competitive advantage.

o    Cash and cash equivalents may range from 0% to 10% of fund assets.

SMALL COMPANY STOCK VALUE FUND

The fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

The fund's investment manager generally looks for companies with:

o A low price relative to their assets, earnings, cash flow or business franchise
o    Products and services that give them a competitive advantage
o Quality balance sheets and strong management. In determining the strength of a company's balance sheet, the portfolio manager will consider factors such as debt to equity ratios and the nature and quality of a company's assets.

The investment manager's philosophy is to weigh a security's downside risk before considering its upside potential. While the fund's investment objective is capital appreciation, this philosophy may help provide an element of capital preservation. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of small companies whose market capitalization at the time of initial purchase is less than $1 billion.

The fund will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation.

o The fund is invested primarily in the common stock of small companies with market capitalizations of less than $1 billion; however, up to 20% of fund assets may be invested in the stock of companies with market capitalizations between $1 billion and $3 billion. Emphasis at the time of purchase will be given to those firms whose market capitalizations are less than $800 million. Permitted investments also include preferred and convertible stock and American Depository Receipts and stock of foreign issuers listed and traded on registered U.S. stock exchanges.

o    The fund will typically be comprised of 55 to 66 holdings.

As a result of its principal investment strategies, the fund's investments are often focused in a small number of business sectors. This carries the risk associated with the performance of those sectors, which may fluctuate and reduce the investment's value. In addition, the fund may invest in certain securities with unique risks, such as special situations, an example of which is a company that is about to undergo a structural, financial or management change which may significantly affect the value of its securities.

FOREIGN STOCK FUND

The fund's investment manager first identifies economic and business themes that it believes provide a favorable framework for selecting stocks. Using fundamental analysis, the investment manager then selects individual companies it believes best positioned to take advantage of opportunities presented by these themes.

In purchasing securities for the fund, the investment manager generally looks for companies with:

o Securities that it believes are fundamentally undervalued relative to their long-term prospective earnings growth rates, their historic valuation levels and their competitors

o Business operations that it believes to be in predominantly well-regulated and more stable foreign markets

o Substantial size and liquidity, strong balance sheets, proven management and diversified earnings. The investment manager focuses the fund's investments on mid-sized to large capitalization companies.

The fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation.

          o    The fund will typically be comprised of 70 to 100 holdings.
          o Up to a maximum of 15% of assets may be invested in emerging markets.
          o Up to 10% of the fund's assets may be held in cash or cash equivalents. Cash equivalents may be dollar or non-dollar denominated.
          o The fund may invest in forward foreign currency contracts to hedge currency risks. Normally, the fund will invest no more than 25% of its assets in these contracts. See "Derivative Strategies" below.

Investments in securities of companies located outside of the U.S. can be more volatile than investments in U.S. companies. Diplomatic, political or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets may have less trading volume and less liquidity than U.S. markets. Foreign companies generally are not subject to uniform accounting and financial reporting standards like those in the U.S. Transaction costs are generally higher than those in the U.S. Custodial expenses for foreign securities may be greater than those for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although a portion of these taxes may be recoverable, the taxes will reduce the income received by the fund in such countries.

Investments in emerging markets countries can be considered speculative and may offer higher potential for gains and losses than investments in developed markets of the world. With respect to emerging markets countries, the risks associated with foreign investing are greater. The economies of emerging market countries generally are heavily dependent on international trade and may be adversely affected by trade barriers, exchange or currency controls, managed adjustments in currency values and other measures imposed or negotiated by the countries with which they trade. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers in emerging market countries maybe more precarious than in other countries. There is usually more price volatility in emerging markets countries, which may be magnified by currency fluctuations.

OTHER INVESTMENT INFORMATION-COMMON POLICIES APPLICABLE TO THE FUNDS

DERIVATIVE STRATEGIES. The funds (except for the Money Market Fund) may use derivatives such as forward foreign currency contracts, swaps, futures contracts and options to try to reduce risk or for speculative purposes to increase return consistent with each particular fund's overall investment objective and policies. All of the funds except the Money Market Fund and the Large Company Stock Index fund may hedge currency risk (risk associated with rises in the value of the U.S. dollar versus foreign currencies) through the use of forward foreign currency contracts and options. A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), a foreign currency or a market index (such as the S&P 500). Funds may also use futures contracts and options to hedge price risk (risk associated with price changes in current or intended investments in securities) of fund holdings, to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in securities, and to reduce fund transaction costs by buying futures instead of actual securities when futures are favorably priced.

There is no guarantee that the funds' derivative strategies will work, or that a fund may not lose money as a result of using these strategies. A fund may lose more than the principal amount invested in a derivative instrument. Derivatives are subject to a number of risks, such as the risk that the derivative instrument may be difficult to purchase or sell, and that it might not correlate perfectly with the underlying asset, rate, index or currency.

TEMPORARY, DEFENSIVE POSITIONS. The funds (except for the Money Market Fund) may from time to time, take temporary defensive positions that are inconsistent with their principal investment strategies by investing in cash and short-and medium-term fixed income securities and, as described below, in the Money Market Fund, in attempting to respond to adverse market, economic, political or other conditions. If a fund takes a temporary defensive position it may not achieve its investment objective. The Large Company Stock Index Fund will take temporary, defensive positions only in extraordinary circumstances.

SHORT-TERM INVESTMENTS. The funds (except the Money Market Fund) may, pursuant to an order obtained by CIGNA Funds Group from the Securities and Exchange Commission, invest their cash balances that have not been invested in portfolio securities in the Money Market Fund. To avoid double advisory fees, CIGNA Investments will waive or credit its advisory fee for each fund investing in the Money Market Fund by the amount of the advisory fee incurred by the fund in connection with its investment in the Money Market Fund.

PORTFOLIO TURNOVER. Consistent with its investment policies, a fund will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g. over 100% per year) will cause a fund to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

CHANGES IN POLICIES. The funds' Trustees may change the funds' investment strategies and other policies without shareholder approval. A fund may not change its investment objective or certain restrictions identified as fundamental in the statement of additional information without shareholder approval.

MANAGEMENT OF THE FUNDS

The investment adviser to the funds is CIGNA Investments, Inc. ("CIGNA Investments")an indirect, wholly-owned subsidiary of CIGNA Corporation. CIGNA Investments also serves as investment adviser for other investment companies, and for a number of pension, advisory, corporate and other accounts. CIGNA Investments and other affiliates of CIGNA Corporation manage combined assets of approximately $64 billion. CIGNA Investments' mailing address is 900 Cottage Grove Road, Hartford, Connecticut 06152.

CIGNA Investments determines what investments shall be purchased, held, sold or exchanged by the Money Market Fund, the Fixed Income Funds and the Large Company Stock Index Fund.

The Balanced Fund and the Equity Funds use sub-advisers. Each sub-adviser has the responsibility for determining what investments shall be purchased, held, sold or exchanged for its particular fund. CIGNA Investments is responsible for selecting and monitoring the performance of the sub-advisers, and for overall management of the business affairs of all of the funds. CIGNA Investments has ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination, and replacement.

SUB-ADVISERS

CIGNA Investments hires investment sub-advisers who independently manage the investment operations of the Balanced Fund and the Equity Funds, and determine what investments those funds will purchase and sell. These sub-advisers, and the funds they manage, are:


BALANCED FUND                               INVESCO Capital Management, Inc., One Midtown Plaza, 1360 Peachtree
                                            Street, N.E., Suite 100, Atlanta, GA  30309.  INVESCO and its
                                            affiliated asset management companies currently manage in excess of
                                            $55 billion of assets as of June 30, 1999 on behalf of tax-exempt accounts (such as pension and profit-sharing funds for corporations and state and local governments) and investment companies.

LARGE COMPANY STOCK GROWTH FUND             Morgan Stanley Dean Witter Investment Management, Inc. ("MSDW
                                            Investment Management"), with principal offices at 1221 Avenue of the
                                            Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad.  At
                                            September 30, 1999, MSDW Investment Management, together with its affiliated institutional asset management companies, managed assets of approximately $173.5 billion, including assets under fiduciary advice.

LARGE COMPANY STOCK VALUE FUND              John A. Levin & Co, One Rockefeller Plaza, 19th Floor, New York, New
                                            York 10020, is an advisory firm

                                            founded in 1982. As of September 30, 1999, Levin managed approximately
                                            $7.9 billion in assets.

SMALL COMPANY STOCK GROWTH FUND             Fiduciary International, Inc., (Fiduciary), Two World Trade Center,
                                            New York, New York 10048, is an indirect subsidiary of Fiduciary
                                            Trust Company International (FTCI).  FTCI is a New York State
                                            chartered bank specializing in investment and administration of assets for pensions and other institutional accounts.  FTCI began investing globally in the 1960s.  Total assets under management as of September 30, 1999 of Fiduciary, FTCI and its other subsidiaries, on behalf of all clients, were over $46 billion.

SMALL COMPANY STOCK VALUE FUND              Berger LLC, 210 University Boulevard, Suite 900, Denver, Colorado
                                            80206 serves as investment adviser, sub-adviser, administrator or sub-administrator to mutual funds and institutional investors.
                                            Berger LLC has been in the investment advisory business for over
                                            20 years.  At September 1, 1999, Berger LLC managed approximately $5 billion in assets.  Berger Associates has in turn hired Perkins,
                                            Wolf, McDonnell & Company ("PWM"), 53 West Jackson Boulevard, Suite
                                            818, Chicago, Illinois, 60604 to manage the investment operation of the fund.  PWM was organized in 1980 under the name Mac-Per-Wolf Co.
                                            to operate as a securities broker-dealer.  In September 1983, it changed its name to Perkins, Wolf, McDonnell & Company.  PWM sub-advises the Berger Small Cap Value Fund.

FOREIGN STOCK FUND                          Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), 20
                                            Horseneck Lane, Greenwich, CT 06830 (North American office); 26
                                            Fitzwilliam Place, Dublin 2, Ireland (Ireland office).  BIAM serves as investment advisor or sub-advisor to pension and profit-sharing plans and other institutional investors and mutual funds.  Bank of
                                            Ireland's investment management group was founded in 1966.

As full compensation for the investment management and all other services rendered by CIGNA Investments, the funds pay CIGNA Investments based on a percentage of each fund's average net assets, as follows:

FUND                                                 ADVISORY FEE RATE
----                                                 -----------------
Money Market Fund                                          0.35%
Investment Grade Bond Fund                                 0.60%
Core Plus Fixed Income Fund                                0.60%
Ultra Core Plus Fixed Income Fund                          0.60%
Emerging Markets Debt Fund                                 1.00%
Balanced Fund                                              0.75%

Large Company Stock Growth Fund                            0.80%
Large Company Stock Value Fund                             0.75%
Large Company Stock Index Fund                             0.25%
Small Company Stock Growth Fund                            1.00%
Small Company Stock Value Fund                             1.00%
Foreign Stock Fund                                         1.00%

CIGNA Investments (not the funds) pays each sub-adviser its respective sub-advisory fee.

CIGNA Funds Group has requested an order from the Securities and Exchange Commission that will permit the funds, without prior shareholder approval, to change the terms of any advisory agreement with a sub-adviser or hire a new sub-adviser, either as a replacement for an existing sub-adviser or as an additional sub-adviser. However, if the funds hire a new sub-adviser, they will provide written information concerning the new sub-adviser to shareholders of the fund concerned. There is no guarantee that CIGNA Funds Group will obtain this order from the Securities and Exchange Commission.


PORTFOLIO MANAGERS:

These are the individuals primarily responsible for management of the funds. They have had this responsibility since inception of each of their respective funds.


Investment Grade Fixed Income Fund
Core Plus Fixed Income Fund
Ultra Core Plus Fixed Income Fund
Emerging Markets Debt Fund


                                            ROBERT J. MOORE, ROBERT W. JUSTICH,  PH.D., IRA EDELBLUM AND KEVIN
                                            BARRY.
                                            ROBERT J. MOORE.  Mr. Moore is Chief Investment Officer of CIGNA
                                            Investments.  He previously had been co-head of global fixed income at Credit Suisse Asset Management where he oversaw the U.S. fixed income team and chaired its sector allocation committees.  Prior to joining Credit Suisse in 1987, he was head of a fixed income sales research group at Salomon Brothers.  Mr. Moore holds a B.S. in
                                            Finance from Lehigh University and is a member of the Advisory
                                            Council for the Lehigh University Business School.

                                            ROBERT W. JUSTICH.  Mr. Justich is Managing Director and senior member of the Global Fixed Income portfolio management team of CIGNA
                                            Investments.  Previously, Mr. Justich was a Managing Director at
                                            Credit Suisse Asset Management, where he led the organization's global fixed income credit function and was directly responsible for approximately $6 billion in fixed income assets.  Prior to joining
                                            Credit Suisse in 1995, he spent seven years as Director, Corporate
                                            Bond Trading at Merrill Lynch, focusing on credit research and leading the development of Merrill's first proprietary corporate bond trading desk.  Mr. Justich holds a B.A. degree and M.B.A. in Finance from Rutgers University.

                                            IRA EDELBLUM.  Mr. Edelblum is Managing Director and Core Fixed
                                            Income Portfolio Manager of CIGNA Investments.  Previously,
                                            Mr. Edelblum was with Credit Suisse Asset Management where he was a portfolio manager specializing in corporate bonds.  Mr. Edelblum is a graduate of the State University of New York (Albany) and holds an
                                            M.B.A. from New York University.

                                            KEVIN D. BARRY, CFA.  Mr. Barry is Managing Director and Core Fixed
                                            Income Portfolio Manager of CIGNA Investments.  His responsibilities include managing public mortgage and asset-backed securities.
                                            Previously, Mr. Barry was with 1838 Investment Advisers.  Mr. Barry received his bachelor's degree in Finance, Summa Cum Laude, from
                                            LaSalle College in 11981.


                                            Messrs. Moore, Justich and Edelblum joined CIGNA Investments in 1999.
                                            Mr. Barry joined CIGNA Investments in 1997.

Balanced Fund                               EDWARD C. MITCHELL JR., JAMES O. BAKER, MARGARET W. DURKES and DAVID
                                            S. GRIFFIN.  They also manage the INVESCO Total Return Fund.  Mr.
                                            Mitchell, CFA, president of INVESCO Capital Management, has managed the INVESCO Total Return Fund since its inception in 1987.  Mr.
                                            Mitchell, who began his investment career in 1969, received his B.A.
                                            from the University of Virginia and his M.B.A. from the University of
                                            Colorado.  He is also a Chartered Investment Counselor.  Mr. Baker,
                                            CFA, has been portfolio manager of the INVESCO Total Return Fund since 1997, and a portfolio manager with INVESCO Capital Management since 1992.  An investment professional since 1977, he holds a B.A.
                                            from Mercer University.  Ms. Durkes, CFA, has been assistant portfolio manager of the INVESCO Total Return Fund since 1997, and an assistant portfolio manager with INVESCO Capital Management since
                                            1993.  She earned a B.A. from the Colorado College.  Mr. Griffin,
                                            CFA, has been the assistant portfolio manager of the INVESCO Total
                                            Return Fund since 1993.  An investment professional since 1983, he received his B.A. from Ohio Wesleyan University and his M.B.A. from the College of William and Mary.

Large Company Stock Growth Fund             PHILIP W. FRIEDMAN, MARGARET K. JOHNSON and WILLIAM S. AUSLANDER.
                                            Philip W. Friedman is a Managing Director of MSDW Investment
                                            Management and Morgan Stanley & Co. Incorporated ("Morgan Stanley")
                                            and is head of the Institutional Equity Group of MSDW Investment
                                            Management.  Prior to joining MSDW Investment Management in 1997, he was the North American Director of Equity Research at Morgan
                                            Stanley.  From 1990 to 1995, he was a member of Morgan Stanley's
                                            Equity Research team.  Mr. Friedman received a B.A. from Rutgers
                                            University in Economics and a Masters of Management from the J.L.
                                            Kellogg School of Management at Northwestern University.  Margaret K.
                                            Johnson is a Managing Director of MSDW Investment Management and
                                            Morgan Stanley and a Portfolio Manager in the Institutional Equity
                                            Group.  She joined MSDW Investment Management in 1984.  She holds a
                                            B.A. degree from Yale College and is a Chartered Financial Analyst.
                                            William S. Auslander is a Principal of MSDW Investment Management and


                                            Morgan Stanley and a Portfolio Manager in the Institutional Equity
                                            Group.  He joined MSDW Investment Management in 1995 as an equity analyst in the Institutional Equity Group.  Prior to joining MSDW
                                            Investment Management, he worked at Icahn & Co. for nine years as an equity analyst.  He received a B.A. in Economics from the University of Wisconsin at Madison and an M.B.A. from Columbia University.

Large Company Stock Value Fund              JOHN A. LEVIN and JEFFREY A. KIGNER.  Mr. Levin is chairman and chief executive officer of John A. Levin & Co., Inc.  A securities analyst, he has been in the investment industry since 1964.  He holds B.S. and
                                            L.L.B. degrees from Yale University.  Mr. Kigner is co-chairman and chief investment officer of John A. Levin & Co., Inc.  He has been a securities analyst since 1983.  Mr. Kigner holds a B.S. from New York
                                            University and an M.B.A. from the New York University School of
                                            Business.

Small Company Stock Growth Fund             GRANT R. BABYAK AND YVETTE C. BOCKSTEIN.  Mr. Babyak, Senior Vice
                                            President, joined Fiduciary Trust Company International in 1996.  An investment professional since 1988, he is responsible for managing institutional portfolios in the small capitalization sector.
                                            Previously, he was employed as an institutional portfolio manager at
                                            Avatar Associates and as a securities analyst at U.S. Trust Company of New York,  Mr. Babyak received a B.A. from Yale College and an
                                            M.B.A. from New York University - Stern School of Business.  Ms.
                                            Bockstein, Senior Vice President, is responsible for managing institutional and individual portfolios and the special situations commingled funds.  She joined Fiduciary Trust Company International in 1978.  Ms. Bockstein holds a B.A. from UCLA and a Certificate en
                                            Sciences Economiques from the Universite de Bruxelles.

Small Company Stock Value Fund              ROBERT H. PERKINS.  Mr. Perkins has managed the Berger Small Cap
                                            Value Fund (formerly the Omni Investment Fund) since 1985.  Mr.
                                            Perkins has been employed by Perkins, Wolf, McDonnell & Company (PWM)
                                            since 1980 and owns 49% of its outstanding common stock.  He also serves as president and a director of PWM.

Foreign Stock Fund                          All investment decisions are made by a team of Bank of Ireland Asset
                                            Management (U.S.) Ltd. Investment professionals.

PRICING OF SHARES

The price of fund shares is based on each fund's net asset value. The funds' custodian, State Street Bank and Trust Company ("State Street") calculates the net asset value of each class of a fund by dividing the number of outstanding shares of each class into the net assets of a fund attributable to that class. Net assets are the excess of a fund's assets over its liabilities. Net asset value is determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for trading, and on Good Friday if banks are open.

The funds value their investments for which market quotations are readily available at market value. They value short-term investments that will mature within 60 days at amortized cost, which approximates market value. They value all other investments and assets at their fair values. The funds translate prices for their investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of a fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

VALUATION OF MONEY MARKET FUND INVESTMENTS

The Money Market Fund's investments are valued at amortized cost, which approximates market value, in accordance with rules adopted by the Securities and Exchange Commission. Using the amortized cost valuation method allows the fund to maintain its net asset value at $1.00 per share. There is no assurance that this method will always be used, or if used, that the net asset value under certain conditions will not deviate from $1.00 per share. If the Board of Trustees deems it inadvisable to continue the practice of maintaining the net asset value of $1.00 per share it may alter this procedure. The fund will notify shareholders prior to any change, unless the change is only temporary, in which case the shareholders will be notified after the change.

PURCHASE AND REDEMPTION OF SHARES

GENERAL INFORMATION

The funds presently offer various methods of purchasing shares (institutional class, premier class and retail class), enabling the funds to respond to service needs of different classes of investors. This structure has been developed to attract large institutions, retirement plans and individual investors as fund shareholders so that certain expenses (such as custodian fees, administrative services, audit fees, legal fees, fees of trustees unaffiliated with the funds, regulatory fees and certain printing expenses) can be shared rather than duplicated, in an effort to achieve economies of scale.

The institutional and premier classes are offered primarily to institutional investors such as retirement plans, corporations, endowments and foundations. The differences in the fee structures among classes are the result of their separate fee arrangements for record-keeping and distribution services. Different fees and expenses will affect performance.

INSTITUTIONAL CLASS SHARES
The institutional class does not impose any distribution or service fees, and is generally offered to institutional investors such as employer-sponsored retirement or savings plans that maintain an omnibus or pooled account with one or more funds. The institutional class does not provide individualized record keeping services for beneficial shareholders such as retirement plan participants.

PREMIER CLASS SHARES
The premier class imposes a fee to cover the expenses associated with providing individualized record keeping and related services for each fund shareholder and beneficial owner of fund shares.

        12B-1 PLAN FOR PREMIER CLASS - FIXED INCOME FUNDS
        In addition, the Fixed Income Funds have adopted a plan under Rule 12b-1 of the 1940 Act that allows the premier class of this fund to pay CIGNA Financial Services, Inc. ("CIGNA Financial Services"), the funds' distributor, for services provided to premier class shareholders and to cover expenses primarily intended to result in sale of this class of shares of the Fixed Income Funds. The premier class of the Core Fixed Income Fund will pay CIGNA Financial Services .15% annually of its average daily net assets for providing shareholder services to premier class shareholders, such as receiving and processing orders, answering questions and handling correspondence from shareholders about their accounts and similar account administrative services, and for distribution related expenses. Because these fees are paid out of the Fixed Income Funds' premier class assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

RETAIL CLASS SHARES
The retail class imposes a fee to cover the expenses associated with providing individualized record keeping and related services for each fund shareholder and beneficial owner of fund shares.

        12B-1 PLAN FOR RETAIL CLASS SHARES
        In addition, the funds have adopted a plan under Rule 12b-1 of the 1940 Act that allows the retail class of each fund to pay for services provided to retail class shareholders and expenses primarily intended to result in sale of this class of shares of the funds. The retail class or each fund will pay CIGNA Financial Services .25% annually of its average daily net assets for providing shareholder services to retail class shareholders, such as receiving and processing orders, answering questions and handling correspondence from shareholders about their accounts and similar account administrative services, and for distribution related expenses. Because these fees are paid out of each fund's retail class assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

HOW TO PURCHASE SHARES

Shares of each fund are sold on a continuous basis without any initial sales charge or contingent deferred charge at the net asset value per share of each class of each fund next determined after we receive your purchase order (see "Pricing of Shares"). The funds do not issue share certificates.

ELIGIBLE PURCHASERS

INSTITUTIONAL CLASS

o Institutional class shares are available to separate accounts of Connecticut General Life Insurance Company ("CG Life") or other insurance companies that are offered to qualified employer-sponsored retirement plans, and to other employer-sponsored plans. To be eligible for the institutional class, the employer's plans must invest over $100 million in Charter Funds and other CIGNA managed assets with record keeping provided by CG Life or its affiliate. For the purpose of determining the amount of CIGNA managed assets, life insurance and annuity products offered by CG Life may be included. CIGNA managed assets do not include investments in separate accounts that purchase mutual fund shares other than Charter Funds. Also, these plans are eligible to purchase institutional class shares if the plan sponsor confirms a good faith expectation that investments in CIGNA managed assets by the sponsor and its plans will attain $100 million (using the higher of purchase price or current market value) within one year of initial purchase and if the plan sponsor agrees that institutional class shares may be redeemed and administrative class shares purchased if that level is not attained.

o Other institutional investors investing over $25 million ($5 million for a Fixed Income Fund) in the specific Charter Fund in which the investor wishes to invest and who do not receive record keeping services from CG Life or its affiliate. o Subsidiaries and affiliates of CIGNA Corporation.

PREMIER CLASS

o Premier class shares are available to separate accounts of CG Life or other insurance companies that are offered to qualified employer-sponsored retirement plans, and to other employer-sponsored plans. To be eligible for the premier class, the employer's plans must invest over $20 million in Charter Funds and other CIGNA managed assets with record keeping provided by CG Life or its affiliate. For the purpose of determining the amount of CIGNA managed assets, life insurance and annuity products offered by CG Life may be included. CIGNA managed assets do not include investments in separate accounts that purchase mutual fund shares other than Charter Funds. Also, these plans are eligible to purchase premier class shares if the plan sponsor confirms a good faith expectation that investments in CIGNA managed assets by the sponsor and its plans will attain $20 million (using the higher of purchase price or current market value) within one year of initial purchase and if the plan sponsor agrees that premier class shares may be redeemed and retail class shares purchased if that level is not attained.

o Other institutional investors investing over $1 million in the specific Charter Fund in which the investor wishes to invest and who do not receive record keeping services from CG Life or its affiliate.

o    Individual retirement accounts investing over $200 thousand in Charter
     Funds.

RETAIL CLASS

o Retail class shares are available to individual investors, employer-sponsored retirement plans, and other accounts.

In addition to the asset requirements described above, financial intermediaries or plan record-keepers, including CG Life and other CIGNA affiliates, may require retirement plans to meet certain additional requirements, such as allocation of plan assets or a minimum level of assets per participant, in order to purchase shares of any class of the funds. Such intermediaries or record-keepers may also require plans to pay additional charges for services provided.

MAINTENANCE OF CLASS ELIGIBILITY
In the event an investor does not maintain the minimum investment amounts for the institutional or premier class, (as a result of shareholder redemption, not loss in market value changes of fund shares) the funds may redeem the investor's shares and purchase shares of the appropriate class of the same funds. This transfer will have tax consequences unless the shares are owned in a tax-advantaged retirement account.

RETIREMENT AND SAVINGS PLANS AND PLAN PARTICIPANTS

One or more of the funds may be available as investment options in employer-sponsored or other types of retirement or savings plans. All orders to purchase shares must be made through and in accordance with procedures established by the participant's employer or plan administrator. The plan administrator can provide participants with detailed information on how to participate in the plan and how to select a Charter Fund as an investment option.

BROKERAGE ACCOUNT PURCHASES

All other investors (except for institutional investors eligible to invest in the institutional class) must purchase shares through CIGNA Financial Services. Orders placed through your brokerage representative are priced as of the close of business on the day the order is received by CIGNA Financial Services, provided CIGNA Financial Services receives the order by 4:00 p.m. Eastern Time. Brokerage representatives are responsible for the prompt transmission of purchase and redemption orders placed through them by shareholders. A completed application is required to establish a new brokerage account. Purchase orders must be accepted by CIGNA Financial Services. CIGNA Financial Services reserves the right to reject any purchase order. Additional information regarding establishing a brokerage account and purchasing shares may be obtained by calling CIGNA Financial Services at 1-888-CIGNA -FS (244-6237)

INSTITUTIONAL INVESTORS

Institutional investors investing in the institutional class of the funds (other than retirement or savings plan participants) should call CIGNA Funds Services at 1-800-528-6718 to place orders. Purchase orders are priced as of the close of business on the day the order is received by CIGNA Funds Services, provided it receives the order by 4:00 p.m. Eastern Time.

ADDITIONAL INFORMATION:

Each fund reserves the right to limit purchases of shares, or may refuse to sell shares (including purchases by exchange) of a fund to any person, if in the judgment of fund management, this is in the best interest of the fund.

Each fund may convert from a portfolio directly holding investment securities to a "feeder" fund of a "master" fund having substantially the same objectives, policies and strategies as described in this prospectus if the Board of Trustees of the funds determines it is in the best interests of the fund and its shareholders to do so. If this were to happen, each fund would seek to achieve its investment objective by owning shares of a corresponding master fund, which in turn would own the types of securities and employ the types of policies and strategies described in this prospectus.

HOW TO REDEEM SHARES

RETIREMENT AND SAVINGS PLAN PARTICIPANTS.

Plan participants should contact their plan administrator for information on how to redeem fund shares.

BROKERAGE ACCOUNT REDEMPTIONS.

All other investors (except for institutional investors eligible to invest in the institutional class) must redeem shares through their brokerage account with CIGNA Financial Services. Shares will be redeemed at the net asset value next determined after CIGNA Financial Services receives the redemption request. A signature guarantee may be required before payment can be made on redemption orders. For additional information regarding redeeming shares from your brokerage account, call CIGNA Financial Services at 1-888-CIGNA-FS (244-6237).

INSTITUTIONAL INVESTORS
Institutional investors in the institutional class (other than retirement or savings plan participants) should call CIGNA Funds Services at 1-800-528-6718. Shares will be redeemed at the net asset value next determined after CIGNA Funds Services receives the redemption request.

FURTHER REDEMPTION INFORMATION.

Redemptions from the funds may not be processed if a redemption request is not submitted in proper form. To be in proper form, the investor must furnish a taxpayer identification number and address. The funds may be required to impose "back-up" withholding of federal income tax on dividends, distributions and redemption of proceeds when non-corporate investors have not provided a certified taxpayer identification number. In addition, if an investor sends a check for the purchase of fund shares and shares are issued before the investor's check has cleared, the transmittal of any proceeds from the redemption of the shares will occur upon clearance of the check, which may take up to 15 days.

Each of the funds reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption for up to seven days and for such other periods as the 1940 Act or Securities and Exchange Commission may permit.

If the sale of fund shares you make during a 90-day period reach the lesser of $250,000 or 1% of fund assets, we can give you liquid securities from the fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

TELEPHONE SERVICES

If you are a retirement or savings plan participant and have questions or want information about your plan account, contact your plan administrator.

Investors with CIGNA Financial Services brokerage accounts should call 1-888-CIGNA-FS (244-6237) for account information or to speak to their dealer representative.

Institutional investors in the institutional class should call 1-800-528-6718.

HOW TO EXCHANGE SHARES.
If you want to switch your investment from one fund to another, you can exchange your fund shares for shares of the same class of another fund at the respective net asset values of the funds involved.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise promote the best interests of the funds, the funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange.

Retirement or savings plans may allow participants to exchange monies from one investment option to another. Plan participants should check with their employer or plan administrator for details on the rules governing exchanges in their plan. Exchanges are accepted by the funds only as permitted by the applicable retirement or savings plan. Participants' plan administrators or employers can explain how frequently exchanges are allowed.

DIVIDENDS AND DISTRIBUTIONS

The Money Market Fund declares dividends daily and distributes dividends monthly. The Fixed Income Funds declare and distribute income dividends monthly and capital gain dividends, if any, annually. The equity funds and the Balanced Fund declare and distribute income and capital gain dividends, if any, annually.

All distributions will be automatically reinvested for you in shares of the fund making the distribution at the net asset value determined on the record date.

TAX MATTERS

TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS

As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

TAXES ON DISTRIBUTIONS. Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, each fund's dividends and distributions of income and short-term capital gains are taxable to you as ordinary income. Each fund's distributions of long-term capital gains are taxable to you generally as capital gains. The rates that you will pay on any capital gains distributions will depend on how long a fund holds its portfolio securities. This is true no matter how long you have owned your shares in the fund and even though your distributions are reinvested in shares of the fund.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, even though your dividends will be reinvested into the fund issuing the dividend.

TAXES ON TRANSACTIONS. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund is the difference between the cost of your shares and the price you receive when you sell them. The Money Market Fund seeks to maintain a constant net asset value of $1.00 per share, so a sale of shares of this fund generally will not result in a gain or loss.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the funds' financial performance for the past 5 years, or life of the fund, whichever is shorter. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). This information (except for the periods ended June 30, 1999) has been audited by PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, are included in the annual report which is available upon request.


                                                     MONEY MARKET FUND

                                          RETAIL
                                          SERVICE         INSTITUTIONAL
                                          CLASS           CLASS
                                          UNAUDITED       UNAUDITED
                                        APRIL 29, 1999+   SIX MONTHS
                                            TO            ENDED                                INSTITUTIONAL CLASS
                                        JUNE 30, 1999     JUNE 30, 1999                       YEARS ENDED DECEMBER 31,
                                          1999            1999            1998          1997           1996         1995        1994
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD    $ 1.00            $ 1.00          $ 1.00      $ 1.00        $ 1.00      $ 1.00       $ 1.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                     0.01              0.02            0.05        0.05          0.05        0.05         0.03
TOTAL FROM INVESTMENT OPERATIONS          0.01              0.02            0.05        0.05          0.05        0.05         0.03
                                        -------           -------         -------     -------       -------     -------      -------

LESS DISTRIBUTIONS:
Dividends from net investment income     (0.01)            (0.02)          (0.05)      (0.05)        (0.05)      (0.05)       (0.03)
TOTAL DISTRIBUTIONS                      (0.01)            (0.02)          (0.05)      (0.05)        (0.05)      (0.05)       (0.03)
                                        -------           -------         -------     -------       -------     -------      -------

NET ASSET VALUE, END OF PERIOD          $ 1.00            $ 1.00         $  1.00     $  1.00       $  1.00      $ 1.00       $ 1.00
                                        =======           =======        ========    ========      ========     =======      =======

TOTAL RETURN *                            0.70%a            2.30%a          5.18%       5.27%         4.91%       5.33%        3.43%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000
  omitted)                              $2,590          $164,128       $ 229,619   $ 171,065     $ 120,505     $ 1,034     $ 16,673
Ratio of operating expenses to
  average net assets**                    0.93% ++          0.45% ++        0.45%       0.44%         0.45%       0.80%        1.00%
Ratio of net investment income to
  average net assets***                   4.05% ++          4.60% ++        5.06%       5.14%         4.95%       5.38%        3.32%




   * Total return would have been lower if certain expenses had not been reimbursed by the Adviser.
  ** Ratios of expenses to average net assets prior to reimbursement of expenses for the Retail Service Class was 1.00% (annualized) for the 1999 period. Ratios of expenses to average net assets prior to reimbursement of expenses for the Institutional Class were 0.52% (annualized) for the six months ended June 30, 1999, and 0.47%, 0.51%, 0.69%, 1.21% and 1.11%
       respectively, for the 1998, 1997, 1996, 1995 and 1994 periods.
 *** Ratios of net investment income to average net assets prior to reimbursement of expenses for the Retail Service Class was 3.98% (annualized) for the 1999 period. Ratios of net investment income to average net assets prior to reimbursement of expenses for the Institutional Class were 4.53% (annualized) for the six months ended
       June 30, 1999 and 5.03%, 5.07%, 4.71%, 4.91%, and 3.22% respectively, for the 1998, 1997, 1996, 1995 and 1994 periods.
   +   Retail Service Class shares initially offered on April 29, 1999
  ++   Annualized
   a   Not annualized




                                           LARGE COMPANY STOCK INDEX FUND
                                           (F/K/A S&P 500 INDEX FUND)


                                                             (UNAUDITED)
                                                              SIX MONTHS
                                                                ENDED
                                                               JUNE 30, 1999     YEARS ENDED DECEMBER 31,
                                                                 1999            1998            1997*
 ----------------------------------------------------------------------------------------------------------

 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF PERIOD                         $ 13.84        $ 10.95          $ 10.00
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income +                                         0.08           0.13             0.07
 Net realized and unrealized gain on securities                  1.61           2.97             0.95
                                                                 -----          -----            -----
 TOTAL FROM INVESTMENT OPERATIONS                                1.69           3.10             1.02
                                                                 -----          -----            -----
 LESS DISTRIBUTIONS:
 Dividends from net investment income                            -             (0.16)           (0.07)
 Distributions from capital gains                                -             (0.05)             -
                                                                 -----          -----            -----
 TOTAL DISTRIBUTIONS                                             -             (0.21)           (0.07)
                                                                 -----          -----            -----
 NET ASSET VALUE, END OF PERIOD                               $ 15.53        $ 13.84          $ 10.95
                                                              ========       ========          =======
 TOTAL RETURN/1/                                                12.21% **      28.28%           10.23% **
 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                    $ 327,211      $ 291,265        $ 105,845
 Ratio of operating expenses to average net assets/2/            0.35% ++       0.35%            0.18% **
 Ratio of net investment income to average net assets/3/         1.17% ++       1.27%            0.79% **
 Portfolio turnover                                                 2%             3%               4%


  * For the period from July 1, 1997 (commencement of operations) through December 31, 1997.
 ** Not annualized.
 1. Total return would have been lower if certain expenses had not been reimbursed by the Adviser. Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value.
 2. Ratio of expenses to average net assets prior to the reduction of advisory fee was 0.37% (annualized), 0.43% and 0.36%, respectively, for the six months ended June 30, 1999, the period ended December 31, 1998 and for the six months ended December 31, 1997.
 3. Ratio of net investment income to average net assets prior to the reduction of advisory fee was 1.15% (annualized), 1.18% and 0.61%, respectively, for the six months ended June 30, 1999, the period ended December 31, 1998 and the six months ended December 31, 1997.
 + Net investment income per share has been calculated in accordance with SEC requirements, except that end of year accumulated/undistributed net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
 ++ Annualized.

For investors who want more information about the funds the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the funds and is incorporated into this prospectus by reference.

Information about the funds (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. You can get free copies of reports and SAIs, request other information and discuss your questions about the funds by contacting the funds at:

     CIGNA Financial Services
     P.O. Box 150476
     Hartford, CT  06115-0476

     Telephone:  1-888-CIGNA-FS (244-6237)

Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this
                                              ------------------
information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the
                                         ------------------
Commission's Public Reference Section, Washington, D.C. 20549-0102.

Information on the operation of the public reference room may be obtained by calling the Commission at:
   1-202-942-8090.

                                       CIGNA FUNDS GROUP
                                       CHARTER FUNDS /SM/
                                       MONEY MARKET FUND
                                       INVESTMENT GRADE BOND FUND
                                       CORE PLUS FIXED INCOME FUND
                                       ULTRA CORE PLUS FIXED INCOME FUND
                                       EMERGING MARKETS DEBT FUND
                                       BALANCED FUND
                                       LARGE COMPANY STOCK GROWTH FUND
                                       LARGE COMPANY STOCK VALUE FUND
                                       LARGE COMPANY STOCK INDEX FUND
                                       SMALL COMPANY STOCK GROWTH FUND
                                       SMALL COMPANY STOCK VALUE FUND
                                       FOREIGN STOCK FUND

                                                              (Investment
                                                              Company Act
                                                              File No. 811-1646)

C I G N A   F U N D S   G R O U P
________________________________________________________________________________
                              CHARTER FUNDS/SM/

                                           MONEY MARKET FUND
                                           -----------------

                                           FIXED INCOME FUNDS
                                           ------------------
                                           Investment Grade Fixed Income Fund
                                           Core Plus Fixed Income Fund
                                           Ultra Core Fixed Income Fund
                                           Emerging Markets Debt Fund

                                           BALANCED FUND
                                           -------------

                                           EQUITY FUNDS
                                           ------------
                                           Large Company Stock Growth Fund
                                           Large Company Stock Value Fund
                                           Large Company Stock Index Fund
                                           Small Company Stock Growth Fund
                                           Small Company Stock Value Fund
                                           Foreign Stock Fund


     S T A T E M E N T   O F   A D D I T I O N A L  I N F O R M A T I O N

                         J A N U A R Y   1,   2 0 0 0


This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectuses for the funds listed above (the "Funds"), series of CIGNA Funds Group ("CFG" or the "Trust") dated January 1, 2000 and February 1, 2000, as may be amended from time to time. Much of the information contained in this document expands upon subjects discussed in the prospectus. No investment in shares of the funds should be made without first reading the prospectus. A copy of the prospectus of the Funds may be obtained by writing to CIGNA Funds Shareholder Services, 900 Cottage Grove Road, Hartford, Connecticut 06152-2210.

The financial statements for CIGNA Funds Group for the year ended December 31, 1998, as contained in the Annual Reports to Shareholders, and for the six months ended June 30, 1999, as contained in the semi-annual report to shareholders dated June 30, 1999, are hereby incorporated by reference into this Statement of Additional Information. The financial statements for the year ended December 31, 1998 have been examined by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon also are incorporated herein by reference. The Funds' shareholder reports are available, without charge, upon request, by calling 1-800-528-6718. The shareholder reports contain a more complete discussion of the Funds' performance.

                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
                                                                            ----

GENERAL INFORMATION ABOUT THE TRUST............................................3
-----------------------------------
THE FUNDS, THEIR INVESTMENT OBJECTIVES AND POLICIES............................3
---------------------------------------------------
CLASSIFICATION.................................................................3
--------------
INVESTMENT STRATEGIES AND RISKS................................................3
-------------------------------
FUNDAMENTAL FUND POLICIES ....................................................25
-------------------------
MANAGEMENT OF THE TRUST.......................................................26
-----------------------
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................29
---------------------------------------------------
INVESTMENT ADVISORY AND OTHER SERVICES........................................30
--------------------------------------
UNDERWRITER...................................................................33
-----------
CUSTODIAN AND TRANSFER AGENT..................................................34
----------------------------
SUB-ACCOUNTING SERVICES.......................................................34
-----------------------
INDEPENDENT ACCOUNTANTS.......................................................35
-----------------------
BROKERAGE ALLOCATION AND OTHER PRACTICES......................................35
----------------------------------------
CAPITAL STOCK.................................................................36
-------------
PURCHASE, REDEMPTION AND PRICING OF SECURITIES................................36
----------------------------------------------
TAX MATTERS...................................................................38
-----------
PERFORMANCE INFORMATION.......................................................39
-----------------------
REDEMPTIONS PAID IN CASH......................................................42
------------------------
FINANCIAL STATEMENTS..........................................................42
--------------------
APPENDIX - DESCRIPTION OF BOND RATINGS................................Appendix A
--------------------------------------

GENERAL INFORMATION ABOUT THE TRUST
-----------------------------------

The Trust is a Massachusetts business trust organized pursuant to a Master Trust Agreement dated April 10, 1985, as amended and restated by the First Amended and Restated Master Trust Agreement dated as of March 1, 1996, and as further amended on October 29, 1999. The Funds are series or separate portfolios of the Trust. The Board of Trustees of the Trust is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

The assets received by the Trust from the issue or sale of shares of each of its series of shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to the appropriate series. They constitute the underlying assets of each series, are required to be segregated on the books of account, and are to be charged with the expenses with respect to such series. Any general expenses of the Trust not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Board of Trustees, primarily on the basis of relative net assets.

Each share of each series represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as are declared by the Board. Upon any liquidation of the Trust, shareholders of each series of the Trust are entitled to share pro rata in the net assets belonging to that series available for distribution.

THE FUNDS, THEIR INVESTMENT OBJECTIVES AND POLICIES
---------------------------------------------------

This Statement of Additional Information provides additional information about the investment policies and operations of the Funds. References in this Statement of Additional Information to the Adviser or investment adviser includes reference to the Funds' sub-advisers, as applicable.

CLASSIFICATION
--------------

The Funds are diversified, open-end management investment companies.

INVESTMENT STRATEGIES AND RISKS
-------------------------------

MONEY MARKET FUND
-----------------

The primary types of money market instruments in which the Money Market Fund may invest are as follows:

U.S. GOVERNMENT DIRECT OBLIGATIONS.  Obligations issued by the U.S. Treasury.

U.S. GOVERNMENT AGENCY SECURITIES. The U.S. Government has established certain Federal agencies such as the Government National Mortgage Association as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury.

ASSET-BACKED SECURITIES. include interests in pools of mortgages, loans, receivables, or other assets. Payment of principal and interest may be largely dependent on the cash flows generated by the assets backing the securities.

CERTIFICATES OF DEPOSIT. A negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity.

COMMERCIAL PAPER. The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months.

COMMERCIAL LOAN PARTICIPATIONS. Participating interests in loans made by a bank, or a syndicate of banks represented by an agent bank, to corporate borrowers. Loan participations may extend for the entire term of the loan or may extend only for short "strips" that correspond to stated payments on the underlying loan. The loans underlying such participations may be secured or unsecured, and the fund may invest in loans collateralized by mortgages on real property.

REPURCHASE AGREEMENTS. A repurchase agreement is a contract where the seller of securities (limited to U.S. Government securities, including securities issued or guaranteed by the U.S. Treasury or the various agencies and instrumentalities of the U.S. Government) agrees to repurchase the securities at a specified price on a future date determined by negotiations. The repurchase agreement may be considered a loan by a fund to the issuer of the agreement, a bank or securities dealer, with the U.S. Government securities serving as collateral for the loan.

VARIABLE AND FLOATING RATE INSTRUMENTS. Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks or corporations, may carry variable or floating rates of interest. These instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index.

If CIGNA Investments determines that it may be advantageous to invest in other types of money market instruments, the Money Market Fund may invest in such instruments, if it is permitted to do so by its investment objective, policies and restrictions.

OBLIGATIONS OF DEPOSITORY INSTITUTIONS AND COMMERCIAL PAPER OF FOREIGN ISSUERS. As discussed in the Prospectus, the Money Market Fund may invest in U.S. dollar-denominated obligations of U.S. and foreign depository institutions, including commercial and savings banks and savings and loan associations. The obligations may be issued by U.S. or foreign depository institutions, foreign branches or subsidiaries of U.S. depository institutions ("Eurodollar" obligations), U.S. branches or subsidiaries of foreign depository institutions ("Yankeedollar" obligations) or foreign branches or subsidiaries of foreign depository institutions. Obligations of foreign depository institutions, their branches and subsidiaries, and Eurodollar and Yankeedollar obligations may involve additional investment risks compared to the risks of obligations of U.S. institutions. Such investment risks include adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might adversely affect the payment of principal and interest. Generally, the issuers of such obligations are subject to fewer regulatory requirements than are applicable to U.S. banks. Foreign depository institutions, their branches or subsidiaries, and foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the state in which they are located. There may be less publicly available information about a foreign bank or a branch or subsidiary of a foreign bank than about a U.S. institution, and such branches or subsidiaries may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. banks. Evidence of ownership of foreign depository and Eurodollar obligations may be held outside of the United States and the Fund may be subject to the risks associated with the holding of such property overseas. Foreign depository and Eurodollar obligations of the Fund held overseas will be held by foreign branches of the custodian for the Fund's portfolio securities or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). CIGNA Investments will consider the above factors in making investments in foreign depository, Eurodollar and Yankeedollar obligations and will not knowingly purchase obligations which, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, the Fund will limit its foreign depository and Yankeedollar investments to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom and other western industrialized nations. As discussed in the prospectus, the Fund may also invest in U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities. These investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. Investments in foreign entities in general involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries.

RATING AGENCIES. The Money Market Fund's investments in short-term corporate debt and bank money instruments will be rated, or will be issued by issuers who have been rated, in one of the two highest rating categories for short-term debt obligations by a nationally recognized statistical rating organization (an "NRSRO") or, if not rated, will be of comparable quality as determined by the Trustees of the Trust. The Money Market Fund's investments in corporate bonds and debentures (which must have maturities at the date of purchase of 397 days (13 months) or less) will be in issuers who have received from an NRSRO a rating with respect to a class of short-term debt obligations that is comparable in priority and security with the investment in one of the two highest rating categories for short-term obligations or if not rated, will be of comparable quality as determined by the Trustees of the Trust. Currently, there are six
NRSROs: Duff and Phelps Inc., Fitch Investors Services, Inc., IBCA Limited and its affiliate IBCA Inc., Thompson BankWatch, Inc., Moody's Investors Service Inc. and Standard & Poor's Rating Group.

The rating applied to a security at the time the security is purchased by the Fund may be changed while the Fund holds such security in its portfolio. This change may affect, but will not necessarily compel, a decision to dispose of a security. If the major rating services used by the Fund were to alter their standards or systems for rating, the Fund would then employ ratings under the revised standards or systems that would be comparable to those specified in its current investment objective, policies and restrictions.

RULE 2A-7. The Board of Trustees has established procedures in compliance with Rule 2a-7 under the 1940 Act that include reviews of portfolio holdings by the Trustees at such intervals as they may deem appropriate to determine whether net asset value of the Money Market Funds, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether this deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that a deviation having this result exists, they intend to take such corrective action as they deem necessary and appropriate, including the sale of portfolio instruments prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a net asset value per share by using available market quotations; in which case, the net asset value could possibly be greater or less than $1.00 per share. If the Trustees deem it inadvisable to continue the practice of maintaining the net asset value at $1.00 per share, they may alter this procedure. The shareholders of the Fund will be notified promptly after any such change.

Any increase in the value of a shareholder's investment in the Money Market Fund resulting from the reinvestment of dividend income is reflected by an increase in the number of shares in the shareholder's account.

FIXED INCOME FUNDS AND BALANCED FUND
------------------------------------

In pursuing their investment objectives, the Investment Grade Fixed Income Fund, Core Plus Fixed Income Fund, Ultra Core Plus Fixed Income Fund, Emerging Markets Debt Fund (the "Fixed Income Funds"), and Balanced Fund may invest in the following types of interest-bearing securities:

      (1) Marketable debt securities that are rated "investment-grade" at the time of purchase, i.e., within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Corporation (AAA, AA, A or BBB).

      (2)     U.S. Government securities, as described below.

      (3) Obligations of, or guaranteed by, U.S. banks or bank holding companies, which obligations are considered by CIGNA Investments to have investment qualities comparable to securities which may be purchased under Item (1) above, although there can be no assurance that these obligations shall have such qualities.

      (4) Money market instruments eligible for purchase by the Money Market Fund, which instruments are considered by CIGNA Investments to have investment qualities comparable to securities which may be purchased under Item (1) above, although there can be no assurance that said obligations shall have such qualities.

      (5) Marketable securities (payable in U.S. dollars) of, or guaranteed by, the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof.

The Fixed Income Funds' assets may also be invested in other fixed-income securities, including straight debt and convertible debt securities and preferred stock. Investment positions may be held in common stock and similar equity securities (including warrants or rights to purchase equity investments as described below) when they are acquired as parts of units with fixed-income securities or upon exercise of such warrants or rights or upon the conversion of such securities. The Fixed Income Funds also may purchase and sell interest rate futures contracts and purchase options on futures contracts, foreign currency contracts and swap agreements, as described later in this Statement of Additional Information.

U.S. Government securities include a variety of securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Treasury, by various agencies of the U.S. Government or by various instrumentalities that have been established or sponsored by the U.S. Government. Treasury securities include Treasury bills, Treasury notes and Treasury bonds. Treasury bills have a maturity of one year or less; Treasury notes have maturities of one to ten years; Treasury bonds generally have a maturity of greater than ten years. The Federal agencies established as instrumentalities of the U.S. Government to supervise and finance certain types of activities include the Federal Home Loan Banks, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Land Banks, the Small Business Administration, the Export-Import Bank, the Federal Intermediate Credit Banks and the Bank for Cooperatives.

U.S. Government securities may take the form of participation interests in, and may be evidenced by, deposit or safekeeping receipts. Participation interests are pro rata interests in U.S. Government securities such as interests in pools of mortgages sold by the Government National Mortgage Association; instruments evidencing deposit or safekeeping are documentary receipts for such original securities held in custody by others.

U.S. Government obligations, including those that are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Some securities issued by Federal agencies or instrumentalities are only supported by the credit of the agency or instrumentality (such as the Federal Home Loan Banks) while others have an additional line of credit with the U.S. Treasury (such as the Federal National Mortgage Association). Certain securities issued by Federal agencies or instrumentalities backed by the full faith and credit of the U.S. Government include those issued by the Government National Mortgage Association and the Small Business Administration. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

The Fixed Income Funds may also invest in:

FOREIGN DEBT SECURITIES. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

The foreign government securities in which the Funds may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated, or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies.

BRADY BONDS. The Fixed Income Funds may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to Latin American public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the over-the-counter secondary market for Latin American debt instruments.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

All Mexican Brady Bonds issued to date, except New Money Bonds, have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. Approximately half of the Venezuelan Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral in other currencies), while slightly more than half have interest coupon payments collateralized on a 14-month rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

LOAN PARTICIPATIONS AND ASSIGNMENTS. The Fixed Income Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government and one or more financial institutions ("Lenders"). The majority of the Funds' investments in Loans in Latin America are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A participating fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, participating Funds will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Funds will acquire Participations only if the Lender interpositioned between the Funds and the borrower is determined by the Adviser to be creditworthy. Each Fund currently anticipates that it will not invest more than 5% of its net assets in Loan Participations and Assignments.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed-income characteristics and
(3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

The Fixed Income Funds have no current intention of converting any convertible securities they may own into equity securities or holding them as equity securities upon conversion, although they may do so for temporary purposes. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Fixed Income Funds will invest in convertible securities without regard to their credit rating.

MORTGAGE-BACKED SECURITIES. The Fixed Income Funds may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or certain foreign issuers, as well as by private issuers such as commercial investment banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed rate 30-year mortgages, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool.

Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from increases in interest rates or prepayment of the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates mortgages underlying securities are prone to prepayment. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund's yield. For this and other reasons, a mortgage-related security's stated maturity may be shortened by an unscheduled prepayment on underlying mortgages and, therefore, it is not possible to predict accurately the security's return to a Fund. Mortgage-related securities provide regular payments consisting of interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

COLLATERALIZED MORTGAGE OBLIGATIONS. The Fixed Income Funds may also purchase collateralized mortgage obligations ("CMOs") issued by a U.S. Government instrumentality which are backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligations to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Generally, CMOs are partitioned into several classes with a ranked priority by which the classes of obligations are redeemed. These securities may be considered mortgage derivatives. The Funds may only invest in CMOs issued by FHLMC, FNMA or other agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government.

CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Coupons can be fixed or variable. If variable, they can move with or in the reverse direction of interest rates. The coupon changes could be a multiple of the actual rate change and there may be limitations on what the coupon can be. Cash flows of pools can also be divided into a principal only class and an interest only class. In this case the principal only class will only receive principal cash flows from the pool. All interest cash flows go to the interest only class. The relative payment rights of the various CMO classes may be structured in many ways, either sequentially or by other rules of priority. Generally, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay," i.e. payments of principal are made to two or more classes concurrently. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations.

The CMO structure returns principal to investors sequentially, rather than according to the pro rata method of a pass-through. In the traditional CMO structure, all classes (called tranches) receive interest at a stated rate, but only one class at a time receives principal. All principal payments received on the underlying mortgages or securities are first paid to the "fastest pay" tranche. After this tranche is retired, the next tranche in the sequence becomes the exclusive recipient of principal payments. This sequential process continues until the last tranche is retired. In the event of sufficient early repayments on the underlying mortgages, the "fastest-pay" tranche generally will be retired prior to its maturity. Thus the early retirement of a particular tranche of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security as described above.

ASSET-BACKED SECURITIES. The Fixed Income Funds may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. The Funds may also invest in other types of asset-backed securities that may be available in the future. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of c current market rates, although other economic and demographic factors will be involved. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described above. Asset-backed securities are considered an industry for industry concentration purposes, and a Fund will therefore not purchase any asset-backed securities which would cause 25% or more of a Fund's net assets at the time of purchase to be invested in asset-backed securities.

Asset-backed securities present certain risks that are not presented by other securities in which a Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.

ZERO COUPONS, PAY-IN-KIND SECURITIES AND DEFERRED PAYMENT SECURITIES. The Fixed Income Funds may invest in Zero Coupon, Pay-In-Kind and Deferred Payment Securities. These securities are all types of fixed income securities on which the holder does not receive periodic cash payments of interest or principal. Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals. Although a Fund will not receive cash periodic coupon payments on these securities, the Fund may be deemed to have received interest income, or "phantom income" during the life of the obligation. The Fund may have to pay taxes on this phantom income, although it has not received any cash payment.

ZERO COUPONS. Zero Coupons are fixed income securities that do not make regular interest payments. Instead, Zero Coupons are sold at a discount from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn a higher yield than that available on ordinary interest-paying obligations of similar credit quality and maturity.

PAY-IN-KIND SECURITIES. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.

DEFERRED PAYMENT SECURITIES. Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

STRUCTURED NOTES. The Fixed Income Funds may invest in Structured Notes. Structured Notes are derivative securities for which the amount of principal repayment and/or interest payments is based upon the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured Notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and the use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular Structured Notes to be come illiquid. The Fund will use Structured notes to tailor their investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

PREFERRED STOCKS, COMMON STOCKS, WARRANTS. The Fixed Income Funds may also invest in referred stocks with yields that are attractive, provided that such investments are otherwise consistent with the investment objectives and policies of the Fund. A preferred stock is an equity security that entitles the holders to a priority in liquidation over holders of the issuer's common stock. In liquidation, the holders of preferred stock are subordinate to the holders of the issuer's debt obligations. Typically, preferred stocks include the right to receive regular dividend payments and may also include conversion rights, put and call obligations and other features. In determining whether to invest in any particular stock, CIGNA Investments will consider all relevant factors, including the dividend yield, its conversion features, if any, its liquidity, and the overall financial condition of the issuer. Under normal circumstances, a Fund will not invest more than 10% of its assets in preferred stock.

A Fixed Income Fund will not acquire common stocks, except when (i) attached to or included in a unit with income-generating securities that otherwise would be attractive to the Fund; (ii) acquired through the exercise of equity features accompanying convertible securities held by the Fund, such as conversion or exchange privileges or warrants for the acquisition of stock or equity interest of the same or different issuer; or (iii) in the case of an exchange offering whereby the equity security would be acquired with the intention of exchanging it for a debt security issued on a "when-issued" basis.

Warrants are, in effect, longer term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus its exercise price, thus resulting in a profit. However, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant.

Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing unseasoned companies. The purchase price varies with the security, the life of the warrant and various other investment factors. Investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of the Fund's net assets.

Considerations of liquidity and preservation of capital mean that these Funds may not necessarily invest in instruments paying the highest available yield at a particular time. These Funds may, consistent with their investment objective, attempt to maximize yields by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. These Funds may also invest to take advantage of what are believed to be temporary disparities in the yields of the different segments of the market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations which may be held by these Funds, may result in frequent changes in portfolio holdings. There usually are no brokerage commissions as such paid in connection with the purchase of fixed income securities of the type in which these Funds may invest. See "Brokerage Allocation" for a discussion of underwriters' commissions and dealers' spreads involved in the purchase and sale of portfolio securities.

JUNK BONDS. As noted in the prospectus, the Core Plus, Ultra Core Plus and Emerging Market Debt Funds may purchase debt securities rated below investment grade, i.e., securities that are rated Ba or lower by Moody's Investors Services, Inc. or BB or lower by Standard & Poor's Corporation.

Included among the below investment-grade, high risk securities in which the Funds may invest are securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Also, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize.

Because investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type constituting high-yield, high risk securities, the yields and prices of these securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of an issuer's creditworthiness tend to occur more frequently and in a more pronounced manner than do such changes with respect to higher quality segments of the fixed income securities market, causing greater yield and price volatility. Commissions and underwriting spreads associated with the purchase of below investment-grade bonds are typically higher than those associated with the purchase of high grade bonds.

Below investment-grade securities are often referred to as high yield or junk bonds and are typically considered "high risk" securities. High yield bonds may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for below investment-grade bonds and adversely effect their values. Such an economic downturn may be expected to result in increased price volatility of below investment-grade bonds and of the value of the Fund's shares, and an increase in issuers' defaults on such bonds.

Also, issuers of below investment-grade bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the high yield securities in which a Fund invests are subordinated to the prior payment of senior indebtedness, thus potentially limiting the Fund's ability to recover full principal or to receive payments when senior securities are in default. When the secondary market for below investment-grade bonds becomes increasingly illiquid, or in the absence of readily available market quotations for high yield bonds, the relative lack of reliable, objective data makes the responsibility of the Trustees to value the Fund's securities more difficult, and judgement plays a greater role in the valuation of portfolio securities. Also, increased illiquidity of the below investment-grade bond market may affect the Fund's ability to dispose of portfolio securities at a desirable price.

The credit rating of a security does not necessarily address its market value risk. Also, ratings may from time to time, be changed to reflect developments in the issuer's financial condition. Below investment-grade bonds have speculative characteristics which are apt to increase in number and significance with each lower rating category. Also, prices of below investment-grade bonds have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments.

Certain laws or regulations may have a material effect on the Fund's net asset value and investment practices. For example, legislation requiring federally-insured savings and loan associations to divest their investments in below investment-grade bonds may further adversely affect the market for such bonds.

EQUITY FUNDS AND BALANCED FUND
------------------------------

The following Funds are referred to as the "Equity Funds."

Large Company Stock Growth Fund
Large Company Stock Value Fund
Large Company Stock Index Fund
Small Company Stock Growth Fund
Small Company Stock Value Fund
Foreign Stock Fund

In pursuing their investment objectives, the Equity Funds and the Balanced Fund may invest in the following types of securities, as well as in the types of securities identified above under "Fixed Income Funds and Balanced Fund":

EQUITY SECURITIES. Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of equity securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of all equity securities in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer's equity securities.

Common Stocks. Common stocks represent an ownership interest in a corporation, entitling the stockholder to voting rights and receipt of dividends paid based on proportionate ownership.

Depositary Receipts. Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

Preferred Stocks. Preferred Stocks are securities that evidence ownership in a corporation and pay a fixed or variable stream of dividends. Preferred Stocks have a preference over Common Stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Because Preferred Stocks pay a fixed or variable stream of dividends they have many of the characteristics of a Fixed Income Security and are, therefore, included in both the definition of Equity Security and Fixed Income Security. Rights. Rights represent the right, but not the obligation, for a fixed period of time to purchase additional shares of an issuer's Common Stock at the time of a new issuance, usually at a price below the initial offering price of the Common Stock and before the Common Stock is offered to the general public. Rights are usually freely transferable. The risk of investing in a Right is that the Right may expire prior to the market value of the Common Stock exceeding the price fixed by the Right.

Warrants. Warrants give holders the right, but not the obligation, to buy Common Stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a Warrant is that the Warrant may expire prior to the market value of the Common Stock exceeding the price fixed by the Warrant.

Convertible Securities. Convertible Securities are securities that may be exchanged under certain circumstances for a fixed number of shares of Common Stock or other Equity Securities. Convertible Securities generally represent a feature of some other type of security, such as a Fixed Income Security or Preferred Stock, so that, for example, a Convertible Fixed Income Security would be a Fixed Income Security that is convertible into Common Stock. Convertible Securities may be viewed as an investment in the current security or the security into which the Convertible Securities may be exchanged and, therefore, are included in both the definition of Equity Security and Fixed Income Security.

FOREIGN EQUITY SECURITIES. Foreign equity securities are equity securities of an issuer in a foreign country.

FOREIGN BONDS. Foreign bonds are fixed income securities issued by a foreign government, government-related or a private issuer in a foreign country.

RUSSIAN EQUITY SECURITIES. The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of Equity Securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by Russian law to employ an independent registrar, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by its Adviser and could cause a delay in the sale of Russian Securities by the Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

FOREIGN INVESTMENT.

Additional Risks - Investing in foreign securities involves certain special considerations which are not typically associated with investing in the equity securities or fixed income securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently is higher than the costs of investing in the United States. Although the Funds' Advisers endeavor to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Investments in securities of foreign issuers generally are denominated in foreign currencies. Accordingly, the value of a Fund's assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. A Fund may incur costs in connection with conversions between various currencies.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. The Funds may be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes.

MATTERS RELATING TO ALL FUNDS
-----------------------------

The foregoing investment policies are not fundamental and the Board of Trustees may change such policies without shareholder approval. The Board will not change a Fund's investment objective without the required shareholder vote as set forth in "Fundamental Fund Policies" below. There is risk inherent in any investment, and there is no assurance that any of the strategies and methods of investment available to any Fund will result in the achievement of its objectives.

Each Fund's investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed in this Statement of Additional Information are eligible investments for each of the Funds.

SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. Each Fund may purchase securities on a "when-issued" basis, that is, delivery of and placement for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). A Fund also may purchase or sell securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but a Fund may sell these securities before the settlement date if it is deemed advisable.

Investment in securities on a when-issued or delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to Federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. A Fund will employ techniques designed to reduce such risks. If the Fund purchases a when-issued security, the Fund's custodian bank will segregate cash or liquid securities in an amount equal to the when-issued or delayed delivery commitment. If the market value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's commitments. To the extent cash and securities are segregated, they will not be available for new investments or to meet redemptions. A Fund will not receive interest on a delayed delivery security until the security is delivered to the Fund.

ILLIQUID SECURITIES. Each Fund may invest up to 15% (10% for the Money Market
Fund) of its net assets in securities that are illiquid. Illiquid securities include securities that have no readily available market quotations and cannot be disposed of promptly (within seven days) in the normal course of business at approximately the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act, and thus may or may not constitute illiquid securities. To the extent that qualified institutional buyers become uninterested in purchasing these restricted securities the level of illiquidity in a Fund may increase. The Fund's investment adviser determines the liquidity of the Fund's investments. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

BORROWING. Each Fund may borrow from banks or through reverse repurchase agreements in an amount up to 10% of its total assets. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. A Fund will not purchase additional securities at any time that its outstanding borrowings exceed 5% of its total assets.

FUTURES CONTRACTS. Each Fund may purchase and sell futures contracts, including futures on securities indices, baskets of securities, interest rates and foreign currencies. A stock index assigns relative values to the common stocks included in the index and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. There is no physical delivery of the underlying stocks in the index.

Generally, a Fund will only enter into stock index futures contracts as a hedge against changes resulting from market conditions in the values of the securities held or which the Fund intends to purchase. When the fund anticipates a significant market or market sector advance, the purchase of a stock index futures contract affords a hedge against not participating in such advance. Conversely, in anticipation of or in a general market or market sector decline that adversely affects the market values of the fund's portfolio of securities, the Fund may sell stock index futures contracts. The Large Company Stock Index Fund's use of stock index futures includes purchasing S&P 500 futures contracts pending investment in the S&P 500. The Large Company Stock Growth Fund may also purchase stock index futures contracts or related options in order to gain market exposure, but will limit its use of derivative products, including futures contracts and related options, for non-hedging purposes to 33 1/3% of its total assets (measured by the aggregate notational amount of outstanding derivative products).

An interest rate futures contract is an agreement between two parties to buy and sell a debt security for a set price on a future date. A Fund generally may enter into interest rate futures contracts for the purpose of hedging debt securities in their portfolios or the value of debt securities which the Funds intend to purchase. For example, if a fund owned long-term debt securities and interest rates were expected to increase, it might sell interest rate futures contracts. If, on the other hand, a fund held cash reserves and interest rates were expected to decline, it might purchase interest rate futures contracts.

In cases of purchases of futures contracts, an amount of cash or liquid assets, equal to the market value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian to collateralize the position and ensure that the use of such futures contracts is unleveraged. Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the custodian for the Fund for the account of the broker a stated amount, as called for by a particular contract, of cash or U.S. Treasury bills. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the applicable Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker will be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment with respect to that increase in value. Conversely, where a Fund purchases a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Variation margin payments would be made in a similar fashion when a Fund purchases an interest rate futures contract. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

OPTIONS ON FUTURES CONTRACTS. Each Fund may purchase and sell options on futures contracts. An option on a futures contract gives the purchaser (the Fund) the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option on a futures contract is exercised on the last trading date prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

The Funds may purchase put options on futures contracts to hedge against the risk of falling prices for their portfolio securities, may purchase call options on futures contracts as a hedge against a rise in the price of securities which they intend to purchase and, for the Large Company Stock Index Fund, may purchase call options on S&P 500 futures contracts pending investment in the S&P 500 or to maintain liquidity. Options on futures contracts may also be used to hedge the risks of changes in the exchange rate of foreign currencies. The Funds may also seek to increase returns through options transactions (subject to the Large Company Stock Growth Fund's 33 1/3% limitation for non-hedging purposes discussed previously under "Futures Contracts"). The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities or a foreign currency. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or a foreign currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or underlying securities or currency.

Where applicable, each Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Accordingly, a Fund will not enter into any futures contract or option on a futures contract for non-bona fide hedging activities if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's net assets.

RISKS AS TO FUTURES CONTRACTS AND RELATED OPTIONS. There are several risks in connection with the use of futures contracts and related options as hedging devices and for speculative purposes. One risk arises because of the imperfect correlation between movements in the price of hedging instruments and movements in the price of the stock, debt securities or foreign currency which are the subject of the hedge. If the price of a hedging instrument moves less than the price of the stocks, debt securities or foreign currency which are the subject of the hedge, the hedge will not be fully effective. If the price of a hedging instrument moves more than the price of the stock, debt securities or foreign currency, a Fund will experience either a loss or a gain on the hedging instrument which will not be completely offset by movements in the price of the stock, debt securities or foreign currency which are the subject of the hedge. The use of options on futures contracts involves the additional risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option.

Successful use of hedging instruments by a Fund is also subject to a Fund's investment adviser's ability to predict correctly movements in the direction of the stock market, of interest rates or of foreign exchange rates (foreign currencies). Because of possible price distortions in the futures and options markets and because of the imperfect correlation between movements in the prices of hedging instruments and the investments being hedged, even a correct forecast by the Funds' investment adviser's of general market trends may not result in a completely successful hedging transaction.

It is also possible that where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of stocks or debt securities held in a Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures contracts and also experience a decline in the value of its portfolio securities. Similar risks exist with respect to foreign currency hedges.

Positions in futures contracts or options may be closed out only on an exchange on which such contracts are traded. Although the Funds intend to purchase or sell futures contracts or purchase options only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position or purchase an option at such time. In the event of adverse price movements under those circumstances, a Fund would continue to be required to make daily cash payments of maintenance margin on its futures positions. The extent to which the Fund may engage in futures contracts or related options will be limited by Internal Revenue Code requirements for qualification as a regulated investment company and the Fund's intent to continue to qualify as such. The result of a using futures contracts and related options cannot be foreseen and may cause the portfolio of a Fund to suffer losses which it would not otherwise sustain.

OPTIONS. The Funds may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to individual securities, indices or baskets in which such Funds may invest; other financial instruments; and foreign currency. The Large Company Stock Growth Fund will limit its use of derivative products including options transactions for non-hedging purposes to 33 1/3% of total assets. Various options may be purchased and sold on exchange or over-the-counter markets.

Each Fund may purchase put and call options. Purchasing a put option gives a Fund the right, but not the obligation, to sell the underlying (such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. The purchaser pays a premium to the seller (also known as the writer) of the option.

Each Fund also may write put and call options on investments held in its portfolio, as well as foreign currency options. A Fund that has written an option receives a premium that increases the Fund's return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Fund will limit its opportunity to profit from an increase in the market value of the underlying above the exercise price of the option. By writing a put option, a Fund will be exposed to the amount by which the price of the underlying is less than the strike price.

By writing an option, a Fund incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying from the purchaser of the option at the option's exercise price, upon exercise by the purchaser. The Funds may only write options that are "covered." A covered call option means that until the expiration of the option, the Fund will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying; or (iii) a call option on the same underlying with a strike price no higher than the price at which the underlying was sold pursuant to a short option position. In the case of a put option, the Fund will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying with an equal or higher strike price.

There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by a Fund's adviser, and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the Fund's use of options as described include (i) imperfect correlation between the change in market value of investments held, purchased or sold by a Fund and the prices of options relating to such investments, and (ii ) possible lack of a liquid secondary market for an option.

FOREIGN CURRENCY TRANSACTIONS. A Fund holding securities denominated in currency other than U.S. dollars may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

Generally, Funds may engage in both "transaction hedging" and "position hedging". When a Fund engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes a Fund may also purchase exchange-listed call and put options on foreign currencies. A put option on currency gives the Fund the right to sell a currency at a specific exercise price. A call option on currency gives a Fund the right to purchase a currency at a specific exercise price. The time when call and put options are exercisable depends on whether the options are American options or European options. American options are exercisable at anytime during the option period. European options are exercisable only on a designated date.

When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Funds may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature. For example, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency a Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

Regardless of whether a Fund's investment adviser determines that it is advisable to hedge a Fund's currency risk, the Funds will have to convert their holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

FORWARD CURRENCY CONTRACTS. The Funds may invest in forward currency contracts. A forward currency contract is an agreement between two parties to purchase and sell a specific quantity of a currency at a price specified at the time of the contract, with delivery and settlement at a specified future date. In the case of purchases of forward currency contracts, an amount of cash and cash equivalents, equal to the market value of the portfolio security sold, will be deposited in a segregated account with the Trust's Custodian to collateralize the position and ensure that the use of such contracts is unleveraged.

In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks and their customers). A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades.

Forward currency contracts are less liquid than currency futures contracts, and there is an increased risk of default by the counterparty as compared to futures contracts. Forward currency contracts differ from currency futures contracts in certain other respects as well. For example, the maturity date of a forward contract may be any fixed number of days from the date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward currency contracts are traded directly between currency traders so no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. There is no assurance that the Fund will be able to close a forward contract prior to maturity and, under such circumstances, the Fund may have exposure to adverse changes in exchange rates.

EUROPEAN CURRENCY TRANSITION. On January 1, 1999, the European Monetary Union
(EMU) implemented a new currency unit, the Euro, which is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. Implementation of this plan will mean that financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in Euros. Monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank (ECB).

The transition to the Euro may change the economic environment and behavior of investors, particularly in European markets. For example, the process of implementing the Euro may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. The Funds may invest in loans and other direct debt instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to each Fund's policies regarding the quality of debt securities.

Purchaser of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any NRSRO. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associates with owing and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, each Fund relies on CIGNA Investments' research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, each Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Each Fund (except the Money Market Fund, to a limited degree) limits the amount of total assets that it will invest in any one issuer or in issues within the same industry. For purposes of these limitations, each Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between each Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations requires the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

SECURITIES LENDING. A Fund may lend securities to parties such as broker-dealers or institutional investors.

Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Fund's investment adviser to be of good standing. Furthermore, they will only be made if, in the Fund's investment adviser's judgment, the consideration to be earned from such loans would justify the risk.

The Funds' investment advisers understand that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g. U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which a Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

SOVEREIGN DEBT OBLIGATIONS. A Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

SWAP AGREEMENTS. The Funds may enter into swap agreements such as interest rate, index and currency exchange rate swaps. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e. the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the fund's investment adviser, to limit any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Fund's investment adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit a Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

MONEY MARKET INSTRUMENTS. Each Fund may invest in U.S. Government Direct Obligations, U.S. Government Agency Securities, Certificates of Deposit, Commercial Paper and Repurchase Agreements. See "Money Market Fund" earlier in this Statement of Additional Information for a description of these instruments.

TEMPORARY INVESTMENTS. When a Fund's investment adviser believes that a change in economic, financial, or political conditions make it advisable, the Fund may invest up to 100% of its assets in cash and certain short- and medium-term fixed income securities for temporary defensive purposes.

FUNDAMENTAL FUND POLICIES
-------------------------

The Funds are subject to the following restrictions which may not be changed without approval of the lesser of (i) 67% or more of that Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of that Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

A Fund may not:

1. Borrow money or issue senior securities, except that the Money Market Fund and Large Company Stock Index Fund may borrow to the extent permitted by the 1940 Act for temporary or emergency purposes or to satisfy redemption requests, and each other Fund may also borrow to the extent permitted by the 1940 Act for temporary or emergency purposes or to satisfy redemption requests, and may borrow from banks in an amount not in excess of 33-1/3% of its total assets (including the amount borrowed) less liabilities in accordance with its investment objective and policies.

2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under Federal securities laws.

3. Concentrate 25% or more of its total assets in a particular industry, except the Money Market Fund may invest up to 100% of its assets in the financial services industry or in instruments issued by U.S. banks. This restriction does not apply to securities issued by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

4. Purchase or sell mortgages or real estate, or invest in real estate limited partnerships, although a Fund may purchase securities of issuers that deal in real estate, including real estate investment trusts, and may purchase securities that are secured by interests in real estate.

5. Lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission.

6. With respect to 75% of its assets, purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets (taken at market value at the time of such investment) to be invested in the securities of such issuer except U.S. Government securities, including securities issued by its agencies and instrumentalities (or repurchase agreements with respect thereto).

7. For the Money Market Fund and the Large Company Stock Index Fund, with respect to 75% of its assets, purchase the securities of any issuer if such purchase would cause more than 5% of the voting securities, or more than 10% of the securities of any class of such issuer (taken at the time of such investment), to be held by a Fund, and for all other Funds, purchase the securities of any issuer if such purchase would cause more than 10% of any class of the outstanding voting securities of such issuer (taken at the time of such investment) to be held by a Fund.

8. Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit a Fund, subject to restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

In applying the industry concentration restriction (number 3 above) the Small Company Stock Value Fund uses the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neil & Co. Incorporated.

MANAGEMENT OF THE TRUST
-----------------------

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all of the Trust's powers except those reserved for the shareholders.

The Trustees and the executive officers of the Trust are listed below, together with information as to their principal occupations during the past five years and other principal business affiliations. Each currently holds the equivalent position as Trustee and/or officer of CIGNA High Income Shares, CIGNA Institutional Funds Group and CIGNA Variable Products Group (except for Mr. Forde, who is not a Trustee of CIGNA Variable Products Group), and holds a similar position as Director and/or executive officer of CIGNA Investment Securities, Inc. (f/k/a INA

Investment Securities, Inc.) Correspondence with any Trustee or officer may be addressed to the Trust, c/o CIGNA Investments, S-210, 900 Cottage Grove Road, Hartford, CT 06152-2210.

HUGH R. BEATH, 67, Trustee; Advisory Director, AdMedia Corporate Advisors, Inc. (investment banking); previously Managing Director, AdMedia Corporate Advisors, Inc.; Chairman of the Board of Directors, Beath Advisors, Inc. (investment adviser).

RICHARD H. FORDE*, 45, Trustee; Senior Managing Director and President of CIGNA International Investment Advisors, Ltd.; Chairman of the Board and President, CIGNA Funds Group and other investment companies in CIGNA Funds' complex. Mr. Forde is also an officer or director of various other entities which are subsidiaries or affiliates of CIGNA.

RUSSELL H. JONES, 54, Trustee; Vice President and Treasurer, Kaman Corporation (helicopters and aircraft components, industrial products and services); Trustee, Connecticut Policy and Economic Counsel; Corporator, Hartford Seminary; Secretary, Bloomfield Chamber of Commerce.

THOMAS C. JONES*, 51, Trustee; President, CIGNA Investment Management; President and Director, CIGNA Investment Group, Inc. and CII; Director, CIGNA International Investment Advisors, Ltd. Mr. Jones is also an officer or director of various other entities which are subsidiaries or affiliates of CIGNA. Previously President, CIGNA Individual Insurance, a division of CIGNA; President, CIGNA Reinsurance--Property & Casualty, a division of CIGNA; Executive Vice President and Director, NAC RE Corporation (property and casualty reinsurance).

PAUL J. MCDONALD, 54, Trustee; Senior Executive Vice President and Chief Administrative Officer, Friendly Ice Cream Corporation (family restaurants/dairy products); Chairman, Dean's Advisory Council, University of Massachusetts School of Management; Director, Springfield YMCA; Trustee, Basketball Hall of Fame; Regional Director-Western Massachusetts, Bank of Boston. Previously, Executive Vice President, Finance and Chief Financial Officer, Friendly Ice Cream Corporation.

ALFRED A. BINGHAM III, 53, Vice President and Treasurer, CIGNA Funds Group, CIGNA Institutional Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and CIGNA Investment Securities, Inc. (f/k/a INA Investment Securities, Inc.); Assistant Vice President, CII.

JEFFREY S. WINER, 42, Senior Counsel, CIGNA; Vice President and Secretary, CIGNA Funds Group, CIGNA Institutional Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and CIGNA Investment Securities, Inc. (f/k/a INA Investment Securities, Inc.); previously Counsel, CIGNA.

*Trustees identified with an asterisk are considered interested persons of the Funds within the meaning of the 1940 Act because of their affiliation with CIGNA Corporation or its affiliates.

The Board has created an Audit Committee from among its members which meets periodically with representatives of PricewaterhouseCoopers LLP, independent accountants for the Trust, a Contracts Committee which, as part of its duties, considers the terms and the renewal of the Master Investment Advisory Agreement with CIGNA Investments, and a Nominating Committee which considers the identification of new members of the Board and the compensation of Trustees. The Nominating Committee, Audit Committee and Contracts Committee consist of Trustees who are not affiliated with CIGNA Corporation or any of its subsidiaries.

The Trust pays no compensation to any of its officers, other than the reimbursement of the costs of the Office of the Treasurer and the Office of the Secretary, or to any of their Trustees who are officers or employees of CIGNA Corporation or its affiliates. The following table shows compensation paid by the Trusts and other investment companies in the CIGNA fund complex to Trust Trustees in 1998:


                                                                  Pension or                                     Total
                                                                  Retirement                                     Compensation from
                                              Aggregate           Benefits Accrued                               Trust and CIGNA
Name of Person,                               Compensation from   As Part of Trust    Estimated Annual           Fund Complex Paid
Position with Trust                           Trust               Expense             Benefits Upon Retirement   to Trustees(d)
-------------------                           -----               -------             ------------------------   --------------
R. Bruce Albro (a)                            $   -0              $ -0-               $ -0-                      $ -0-

Hugh R. Beath, Trustee (b)                    $ 1,800               -0-                 -0-                      $25,400

Richard H. Forde, Trustee, Chairman and
President                                         -0-               -0-                 -0-                        -0-

Russell H. Jones, Trustee                     $ 1,800               -0-                 -0-                      $25,400

Thomas C. Jones, Trustee                          -0-               -0-                 -0-                        -0-

Paul J. McDonald, Trustee (c)                 $ 1,800               -0-                 -0-                      $25,400

                                              ------------        -----------         ------------               -------
                                              $ 5,400             $ -0-               $ -0-                      $76,200
                                              ============        ===========         ============               =======

________________________
(a) Mr. Albro retired from CIGNA Corporation and resigned from the Trust in 1998.

(b) All but $1,525 of Mr. Beath's 1998 compensation was deferred under a plan for all CIGNA funds in which he had an aggregate balance of $213,647 as of December 31, 1998.

(c) All but $1,525 of Mr. McDonald's 1998 compensation was deferred under a plan for all CIGNA funds in which he had an aggregate balance of $135,397 as of December 31, 1998.

(d) There were four (4) investment companies besides the Trust in the CIGNA fund complex.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
---------------------------------------------------

As of November 30, 1999, record and beneficial owners of five percent or more of the shares of the Institutional Class of the Money Market Fund were as follows:


                                                                                                   PERCENTAGE OF
SHAREHOLDER                                               ADDRESS                                  OWNERSHIP

CIGNA HealthCare of California, Inc.              505 North Brand Blvd.                                21.4%
                                                  Glendale CA 91205

CIGNA HealthCare of Texas, Inc.                   600 Las Colinas Blvd., Suite 1100                    12.0%
                                                  Irving, TX 85029

CIGNA HealthCare of Virginia, Inc.                4050 Innslake Drive                                   6.3%
                                                  Glen Allen, VA 23060

CIGNA HealthCare of North Carolina, Inc.          11121 Carmel Commons Blvd., #300                      6.5%
                                                  Charlotte, NC 28226

Healthsource North Carolina, Inc.                 701 Corporate Center Drive                            9.3%
                                                  Raleigh, NC 27607

Healthsource Insurance Services, Inc.             146 Fairchild Street                                  5.1%
                                                  Charleston, SC 29492


As of November 30, 1999, all of the Retail Service Class shares of the Money Market Fund were owned by Fiserve, 2005 Market Street, Philadelphia, PA 19103 on behalf of brokerage account customers. The Fund is not aware of any brokerage account customers owning more than 5% of the shares of this class of the Fund.

As of November 30, 1999, owners of five percent or more of the shares of the Large Company Stock Index Fund were as follows:


          SHAREHOLDER                              ADDRESS                                  PERCENTAGE OF OWNERSHIP


Insurance Company of North America              Two Liberty Place
                                                1601 Chestnut St.
                                                Philadelphia PA  19192                                 19.0%

CIGNA Property And Casualty Insurance Company   Two Liberty Place
                                                1601 Chestnut St.
                                                Philadelphia PA  19192                                 51.0%

CIGNA Insurance Company                         Two Liberty Place
                                                1601 Chestnut St.
                                                Philadelphia PA  19192                                 19.0%


Pacific Employers Insurance Company             Two Liberty Place
                                                1601 Chestnut St.
                                                Philadelphia PA  19192                                 11.0%



The Trustees and officers do not own any Fund shares.

CIGNA advises that Sanford C. Bernstein & Co., Inc. ("Sanford Bernstein"), 767 Fifth Avenue, New York, NY 10153, reported that as of December 31, 1998 it held 18,836,626 shares, or 9.1%, of the outstanding common stock of CIGNA. Sanford Bernstein also reported sole voting power as to 10,300,452, shared voting power as to 2,248,782, and sole dispositive power as to 18,836,626 of these shares. Wellington Management Company, LLP ("Wellington"), 75 State Street, Boston, MA 02109, reported that as of December 31, 1998 it held 11,704,980 shares, or 5.67%, of the outstanding common stock of CIGNA. Wellington also reported sole voting power as to none, shared voting power as to 1,492,130, and shared dispositive power as to all of these shares.

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------

The investment adviser to the Funds is CIGNA Investments, an indirect, wholly-owned subsidiary of CIGNA Corporation. CIGNA Investments also serves as investment adviser for other investment companies sponsored by affiliates of CIGNA Corporation, and for a number of pension, advisory, corporate and other accounts. CIGNA Investments and other affiliates of CIGNA Corporation manage combined assets of approximately $64 billion. CIGNA Investments' mailing address is 900 Cottage Grove Road, Hartford, Connecticut 06152.

SUB-ADVISERS

CIGNA Investments hires investment sub-advisers who (subject to the control of the Board of Trustees) independently manage the investment operations of certain of the funds and determine what investments that fund will purchase and sell. These sub-advisers, and the funds they manage, are:

BALANCED FUND                               INVESCO Capital Management, Inc.,
                                            One Midtown Plaza, 1360 Peachtree
                                            Street, N.E., Suite 100, Atlanta, GA
                                            30309. INVESCO and its affiliated
                                            asset management companies currently
                                            manage in excess of $55 billion of
                                            assets as of June 30, 1999 on behalf
                                            of tax-exempt accounts (such as
                                            pension and profit-sharing funds for
                                            corporations and state and local
                                            governments) and investment
                                            companies.

LARGE COMPANY STOCK GROWTH FUND             Morgan Stanley Dean Witter
                                            Investment Management Inc. ("MSDW
                                            Investment Management"), with
                                            principal offices at 1221 Avenue of
                                            the Americas, New York, New York
                                            10020, conducts a worldwide
                                            portfolio management business and
                                            provides a broad range of portfolio
                                            management services to customers in
                                            the United States and abroad. At
                                            September 30, 1999, MSDW Investment
                                            Management, together with its
                                            affiliated institutional asset
                                            management companies, managed assets
                                            of approximately $173.5 billion,
                                            including assets under fiduciary
                                            advice.

SMALL COMPANY STOCK GROWTH FUND             Fiduciary International, Inc., Two
                                            World Trade Center, New York, New
                                            York 10048, a New York corporation
                                            organized in 1982 as Fir Tree
                                            Advisers, Inc. and a wholly owned
                                            subsidiary of Fiduciary Trust
                                            Company International, a New York
                                            state chartered bank. Total assets
                                            under management as of September 30,
                                            1999 were about $780 million.

SMALL COMPANY STOCK VALUE FUND              Berger LLC, 210 University
                                            Boulevard, Suite 900, Denver,
                                            Colorado 80206 serves as investment
                                            adviser, sub-adviser, administrator
                                            or sub-administrator to mutual funds
                                            and institutional investors.  Berger
                                            LLC has been in the investment
                                            advisory business for over 20 years.
                                            At September 1, 1999, Berger
                                            Associates managed about $5 billion
                                            in assets.  Berger LLC has in turn
                                            hired Perkins, Wolf, McDonnell &
                                            Company ("PWM"), 53 West Jackson
                                            Boulevard, Suite 818, Chicago,
                                            Illinois, 60604 to manage the
                                            investment operation of the fund.
                                            PWM was organized in 1980 under the
                                            name Mac-Per-Wolf Co. to operate as
                                            a securities broker-dealer.  In
                                            September 1983, it changed its name
                                            to Perkins, Wolf, McDonnell &
                                            Company.  PWM sub-advises the Berger
                                            Small Cap Value Fund.

FOREIGN STOCK FUND                          Bank of Ireland Asset Management
                                            (U.S.) Limited ("BIAM"), 20
                                            Horseneck Lane, Greenwich, CT 06830
                                            (North American office); 26
                                            Fitzwilliam Place, Dublin 3, Ireland
                                            (Ireland office). BIAM serves as
                                            investment advisor or sub-advisor to
                                            pension and profit-sharing plans and
                                            other institutional investors and
                                            mutual funds. Bank of Ireland's
                                            investment management group was
                                            founded in 1966.

Pursuant to the Master Investment Advisory Agreement between the Trust and CIGNA Investments, CIGNA Investments manages the investment and reinvestment of the assets of the Funds that do not have sub-advisers. Each sub-adviser has this responsibility for its particular fund. CIGNA Investments is also responsible for evaluating and monitoring the performance of the sub-advisers.

Subject to the control and periodic review of the Board of Trustees of the Trust, CIGNA Investments and the sub-advisers determine what investments shall be purchased, held, sold or exchanged for the account of the Funds. Accordingly, the role of the Trustees is not to approve specific investments, but rather to exercise a control and review function.

The Trust pays all expenses not specifically assumed by CIGNA Investments, including compensation and expenses of Trustees who are not Directors, officers or employees of CIGNA Investments or any other affiliates of CIGNA Corporation; investment management fees; registration, filing and other fees in connection with filings with regulatory authorities; the fees and expenses of independent accountants; costs of printing and mailing registration statements, prospectuses, proxy statements, and annual and periodic reports to shareholders; custodian and transfer agent fees; brokerage commissions and securities transactions costs incurred by the Trust; taxes and corporate fees; legal fees incurred in connection with the affairs of the Trust; expenses of meetings of the shareholders and Trustees; and any expenses allocated or allocable to a specific class of shares.

CIGNA Investments, at its own expense, furnishes to the Trust office space and facilities and, except with respect to the Office of the Treasurer and Office of the Secretary as provided in the Master Investment Advisory Agreement, all personnel for managing the affairs of the Trust and the Fund. The Trust and other registered investment companies advised by CIGNA Investments have agreed to reimburse CIGNA Investments for its costs of maintaining the Office of the Treasurer and the cost of the Office of the Secretary as provided in their respective investment advisory agreements. CIGNA Investments has estimated that in 1999 the total expenses of the Office of the Treasurer for all funds in the CIGNA fund complex will not exceed $466,000 and the expenses of the Office of the Secretary are not expected to exceed $149,000. The portion of these expenses allocated to each Fund for calendar year 1999 are not expected to exceed the following amounts:

                                  Office of                      Office of
                                the Treasurer                  the Secretary
                                -------------                  -------------

Money Market Fund                $78,513                         $25,104
S&P 500 Index Fund               $96,116                         $30,732

In 1998 the costs reimbursed by the Funds for the Office of the Treasurer and the Office of the Secretary totaled $180,131($138,454 Office of the Treasurer; $41,677 - Office of the Secretary). The Board of Trustees of the Trust has approved the method under which this cost will be allocated to the Trust, and then to each Fund.

As full compensation for the investment management and all other services rendered by CIGNA Investments, each Fund pays CIGNA Investments a separate fee computed daily and paid monthly at annual rates based on a percentage of the value of the applicable Fund's average daily net assets as follows:

Money Market Fund                          0.35%
Investment Grade Bond Fund                 0.60%
Core Plus Fixed Income Fund                0.60%
Ultra Core Plus Fixed Income Fund          0.60%
Emerging Markets Debt Fund                 1.00%
Balanced Fund                              0.75%
Large Company Stock Growth Fund            0.80%
Large Company Stock Value Fund             0.75%
Large Company Stock Index Fund             0.25%
Small Company Stock Growth Fund            1.00%
Small Company Stock Value Fund             1.00%
Foreign Stock Fund                         1.00%

Trust-wide expenses not identifiable to any particular series of the Trust will be allocated among the series. CIGNA Investments has voluntarily agreed, until April 30, 2001, to reimburse the Funds to the extent that the annual operating expenses in any one year (excluding interest, taxes, amortized organizational expense, transaction costs in acquiring and disposing of portfolio securities and extraordinary expenses) of the Fund exceed a percentage of the value of the Fund's average daily net assets, as follows:


                                                             Institutional      Premier              Retail
                                                             Class              Class                Class
                                                             -----              -----                -----

Money Market Fund                                            0.45%              0.70%                0.95%
Investment Grade Bond Fund                                   0.45%              0.85%                0.95%
Core Plus Fixed Income Fund                                  0.45%              0.85%                0.95%
Ultra Core Plus Fixed Income Fund                            0.50%              0.90%                1.00%
Emerging Markets Debt Fund                                   0.65%              1.05%                1.15%
Balanced Fund                                                0.80%              1.00%                1.25%


Large Company Stock Growth Fund                              0.80%              1.00%                1.25%
Large Company Stock Value Fund                               0.80%              1.00%                1.25%
Large Company Stock Index Fund                               0.25%              0.35%                0.60%
Small Company Stock Growth Fund                              1.05%              1.25%                1.50%
Small Company Stock Value Fund                               1.05%              1.25%                1.50%
Foreign Stock Fund                                           1.05%              1.25%                1.50%

The Money Market Fund (Institutional Class) incurred a management fee of $882,061, $446,085, and $111,530 in 1998, 1997 and 1996, respectively. However, due to the expense limitation, CIGNA Investments waived $64,440, $81,881 and $78,697 of this fee in 1998, 1997 and 1996, respectively.

The Large Company Stock Index Fund (Institutional Class) incurred a management fee of $431,355 and $82,658 in 1998 and 1997, respectively. However, due to the expense limitation, CII waived $144,534 of this fee for 1998 and waived all of its fee and reimbursed $43,969 to the Fund in 1997.

The Master Investment Advisory Agreement provides that it will continue from year to year as to the Fund provided that such continuance is specifically approved at least annually: (a) by a vote of the "majority of the outstanding voting securities" (as such term is defined in the 1940 Act) of that Fund or by the Board of Trustees of the Trust, and (b) by a vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Master Investment Advisory Agreement provides that it (i) may be terminated at any time without penalty (a) upon 60 days' written notice by vote of the Trustees of the Trust, or with respect to any series of the Trust, by vote of a majority of the outstanding voting securities of that series, or (b) by CIGNA Investments upon 90 days' written notice to the Trust in the case of the Master Investment Advisory Agreement and (ii) will automatically terminate in the event of its "assignment" (as such term is defined in the 1940 Act).

Each Master Trust Agreement acknowledges CIGNA Corporation's control over the name "CIGNA". The Trust the would be obliged to change its name to eliminate the word "CIGNA" (to the extent it could lawfully do so) in the event CIGNA Corporation were to withdraw its permission for use of such name. CIGNA Corporation has agreed not to withdraw such permission from the Trust or a series of the Trust so long as an affiliate of CIGNA Corporation shall be the investment adviser for such series.

UNDERWRITER
-----------

CIGNA Financial Services, Inc. ("CFS") serves as the Trusts' distributor pursuant to a distribution contract which is subject to annual approval by the Board of Trustees. CFS is an indirect, wholly-owned subsidiary of CIGNA Corporation and, along with CIGNA Investments, is under the control of CIGNA Corporation. CFS' address is One Commercial Plaza, Hartford, CT 06103. The distribution contract is terminable without penalty, at any time, by the Trust upon 60 days' written notice to CFS or by CFS upon 60 days' notice, to the Trust. CFS is not obligated to sell any specific amount of Trust shares. Pursuant to the distribution contract, CFS continuously offers Fund shares. CFS received no compensation for distributing Fund shares in 1998.

Each Fund has adopted a plan under Rule 12b-1 of the 1940 Act that allows the Retail Class of each Fund to pay for services provided to Retail Class shareholders. Each Retail Class will pay CIGNA Financial Services, Inc. (CFS)
 .25% annually of its average daily net assets for providing shareholder services to retail class shareholders, such as receiving and processing orders, answering questions and handling correspondence from shareholders about their accounts, and similar account administrative services, and for activities intended to result in distribution of Fund shares.

The principal types of shareholder service activities that providers will furnish under the plan include receiving, aggregating, and processing shareholder or beneficial owner orders; providing and maintaining retirement account and other records; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administration services.

The principal types of distribution activities that providers will furnish under the plan are formulating and implementing marketing and promotional activities; printing and distributing prospectuses to prospective shareholders, and other activities primarily intended to result in the sale of shares.

The Fixed Income Fund has adopted a plan under Rule 12b-1 of the 1940 Act that allows its Premier Class to pay CFS 0.15% annually of its average daily net assets for providing shareholder services to premier class shareholders and activities intended to result in distribution of Fixed Income Fund shares, as described above.

The Funds anticipate that the plans will result in increased sales of Fund shares and an increase in the amount of assets in the Funds, permitting various Fund expenses (such as custodian fees, audit and legal fees, trustee fees) to be spread across a larger shareholder base and amount of assets, permitting greater economies of scale.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have do direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be amended in order to increase materially the costs which the Funds may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the Funds or the relevant class of the Funds, as the case may be.

CUSTODIAN AND TRANSFER AGENT
----------------------------

The Trust's Custodian and Transfer Agent is State Street Bank and Trust Company ("State Street"), Boston, Massachusetts 02107. Under its Custodian Agreement, State Street maintains the portfolio securities of each Fund, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolio, determines the net asset value of shares of each Fund on a daily basis and performs such other ministerial duties as are included in the Custodian Agreement and Agency Agreement, copies of which are on file with the Securities and Exchange Commission.

SUB-ACCOUNTING SERVICES
-----------------------

The Funds have entered into a Sub-Accounting Agreement with CFS where CFS will provide, or arrange for others to provide, sub-accounting services to Premier and Retail Class shareholders of each Fund. These services include:
         Maintaining books and records for each beneficial owner of Premier and Retail Class shares; Preparing and mailing summary monthly statements; Generating and mailing confirmations of each purchase and sale; and Other customary sub-accounting services.
For providing these services, the Premier and Retail Class of each Fund shall pay CFS 0.20% of its average daily net assets per annum, except the Money Market, Core Plus and Foreign Stock Funds shall pay 0.25%.

INDEPENDENT ACCOUNTANTS
-----------------------

PricewaterhouseCoopers LLP acts as independent accountant for the Trust. Its offices are at 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP representatives annually perform an audit of the financial statements of the Trust's series and provide accounting advice and services throughout the year. PricewaterhouseCoopers LLP reports its activities and the results of its audit to the Audit Committee of the Board of Trustees. PricewaterhouseCoopers LLP also provides certain tax advice to the Trust.

BROKERAGE ALLOCATION AND OTHER PRACTICES
----------------------------------------

With respect to Fund transactions, it is the policy of CIGNA Investments and the sub-advisers (the "Advisers") on behalf of their clients, including the Funds, to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and spreads, and research services, consistent with obtaining best execution.

In seeking best execution, the Advisers will select brokers/dealers on the basis of their professional capability and the value and quality of their brokerage services. Brokerage services include the ability to execute most effectively large orders without adversely affecting markets and the positioning of securities in order to effect orderly sales for clients.

The Advisers will determine, generally without limitation, the brokers/dealers through whom, and the omission rates or spreads at which, securities transactions for client accounts are executed. The officers of the Advisers may select a broker/dealer who may receive a commission for portfolio transactions exceeding the amount another broker/dealer would have charged for the same transaction if they determine that such amount of commission is reasonable in relation to the value of the brokerage and research services performed or provided by the executing broker/dealer, viewed in terms of either that particular transaction or the Advisers' overall responsibilities to the client for whose account such portfolio transaction is executed and other accounts advised by the Advisers. Research services include market information, analysis of specific issues, presentation of special situations and trading opportunities on a timely basis, advice concerning industries, economic factors and trends, portfolio strategy and performance of accounts. Research services are used in advising all accounts advised by the Advisers, and not all such services are necessarily used by an Adviser in connection with the specific account that paid commissions to the broker/dealer providing such services.

Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without commissions as such, but which include compensation in the form of mark up or mark down.

In addition, the Advisers may, if permitted by applicable law, use brokerage commissions to pay for products or services (other than brokerage and research services) obtained from broker/dealers and third parties in accordance with SEC Release 34-23170 dated April 23, 1986. Pursuant to that Release, products and services which provide lawful and appropriate assistance to an Adviser's investment decision-making process may be paid for with brokerage commissions to the extent such products and services are used in that process. Where the research service product has a mixed use, that is, the product may serve a number of functions certain of which are not related to the making of investment decisions, the Advisers allocates the cost of the product on a basis which they deem reasonable, according to the various uses of the product, and maintains records documenting the allocation process followed. Only that portion of the cost of the product allocable to research services is paid through credit earned from the Fund's brokerage business.

The Money Market Fund paid no brokerage commissions in 1998, 1997 or 1996. During 1998 and 1997, the Large Company Stock Index fund (f/k/a the S&P 500 Index Fund) paid $53,151 and $37,741 in commissions, substantially all of which was paid to firms which provide research services to CIGNA Investments.

Neither the Trust nor any Adviser presently allocate brokerage commissions to, or place orders for portfolio transactions with, either directly or indirectly, brokers or dealers based on their sales of Fund shares. Except as noted, neither the Trust nor CIGNA Investments utilize an affiliated broker or dealer in effecting Fund portfolio transactions and do not recapture commissions paid in such transactions.

CAPITAL STOCK
-------------

The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each.

The Institutional, Premier and Retail classes of the Funds represent interests in each Fund's assets and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares bears differing class-specific expenses and exchange privileges, and the Premier and Retail classes have exclusive voting rights on matters relating to their record keeping arrangements and distribution plans.

Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Master Trust Agreement disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and thus should be considered remote.

Shares of each Fund will entitle their holders to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of any other series of the Trust. On any matter submitted to a vote of shareholders of the Trust, all shares of the Trust then issued and outstanding shall be voted in the aggregate. However, on matters affecting an individual series or class of shares, a separate vote of shareholders of that series or class would be required. Shareholders of a series or class would not be entitled to vote on any matter which does not affect that series or class but which would require a separate vote of another series or class.

When issued, shares of the Funds are fully paid and nonassessable, and have no preemptive or subscription rights. There are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees of the Trust and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any Trustees.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES
----------------------------------------------

Shares of the Funds are sold on a continuous basis without any initial sales charge at the Fund's net asset value per share

RETIREMENT AND SAVINGS PLAN PARTICIPANTS. The Funds may be available as an investment option in employer-sponsored or other type of retirement or savings plans. All orders to purchase shares must be made through and in accordance with procedures established by the participant's employer or plan administrator. The plan administrator can provide participants with detailed information on how to participate in the plan and how to select a Fund as an investment option.

BROKERAGE ACCOUNT PURCHASES. All investors other than affiliates of CIGNA Corporation or employer sponsored or other type of retirement or savings plan participants or institutional investors eligible to invest in the Institutional Class or Premier Class must purchase shares through CFS, the Fund's underwriter, or a dealer who has entered into a dealer agreement with CFS. Orders placed through a brokerage representative are priced as of the close of business on the day the order is received by CIGNA Funds Shareholder Services or the transfer agent, provided the order is received by 4:00 p.m. Eastern Time. Brokerage representatives are responsible for the prompt transmission of purchase and redemption orders placed through them by shareholders.

Institutional investors eligible to purchase Institutional Class or Premier Class shares must place orders through CIGNA Funds shareholder services.

The Funds reserve the right to revise their redemption procedures on 30-days' notice. The Funds may suspend redemptions or postpone the date of payment during any period when: (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or trading on such Exchange is restricted; (b) the Securities and Exchange Commission has by order permitted such suspension for the protection of the Fund's shareholders; or (c) an emergency exists as determined by the Securities and Exchange Commission making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

PRICING. Each Fund's net asset value is calculated by dividing the number of outstanding shares into the net assets of the fund. Net assets are the excess of a Fund's assets over its liabilities.

The investments of the Money Market Fund are valued at amortized cost. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates or other factors on the market value of the instrument. The amortized cost method may result at times in determinations of value that are higher or lower than the price the Fund would receive if the instruments were sold. During periods of declining interest rates, use by the Fund of the amortized cost method of valuing its portfolio may result in a lower value than the market value of the portfolio, which could be an advantage to new investors relative to existing shareholders. The converse would apply in a period of rising interest rates.

The valuation of the investments of the Money Market Fund at amortized cost is permitted by the Securities and Exchange Commission, and the Fund is required to adhere to certain conditions so long as they use this valuation method. The Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will purchase only instruments having remaining maturities of 397 days or less (except as permitted under Rule 2a-7 of the 1940 Act with respect to variable and floating rate instruments) and will invest only in securities determined by the Board of Trustees to be of high quality with minimal credit risks. The Board of Trustees has also established procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the Fund's price per share as computed for the purpose of distribution, redemption and repurchase at $1.00. Such procedures include a review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as they may deem appropriate, to determine whether the Fund's net asset value, calculated by using readily available market quotations, deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it will take such corrective action as it deems necessary and appropriate, including selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using readily available market quotations in which case, the net asset value could possibly be greater or less than $1.00 per share.

TAX MATTERS
-----------

All shareholders should consult a qualified tax adviser regarding their investment in a Fund.

The series of shares of the Trust is treated as a separate association taxable as a corporation.

Each Fund intends to qualify and elect to be treated under the Internal Revenue Code of 1986 (the Code), as amended, as a regulated investment company (RIC) for each taxable year. As of the date hereof, each Fund must, among other things meet the following requirements: A. each Fund must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies. B. each Fund must diversify its holdings so that, at the end of each fiscal quarter: i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. Government securities and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater than 5% of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities).

Each Fund intends to satisfy requirements under the Code relating to the distribution of its net income so that, in general, the Fund will not be subject to Federal income tax (FIT) on its investment company taxable income and net capital gains designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

Each Fund is subject to a nondeductible 4% excise tax if it does not meet certain distribution requirements under the Code. To avoid this excise tax, during each calendar year, a Fund must distribute: 1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, 2) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year, and 3) all ordinary income and capital gains from previous years that were not distributed during such years.

Dividends declared to shareholders of record on a date in October, November or December will be taxable to shareholders in the year declared as long as the Fund pays the dividends no later than January of the following year.

Section 1092 of the Code affects the taxation of certain transactions involving futures or options contracts. If a futures or options contract is part of a "straddle" (which could include another futures or options contract or underlying stock or securities), as defined in Section 1092 of the Code, then, generally, losses are deferred first, to the extent that the modified "wash sale" rules of the Section 1092 regulations apply, and second to the extent of unrecognized gains on offsetting positions. Further, a fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Sections 1092 and 246 of the Code and the Regulations thereunder also suspend the holding periods for straddle positions with possible adverse effects regarding long-term capital gain treatment and the corporate dividends-received deduction. In certain cases, the "wash sale" rules of Section 1091 of the Code may operate to defer deductions for losses.

Section 1256 of the Code generally requires that certain futures and options be "marked-to-market" at the end of each year for FIT purposes. Section 1256 further characterizes 60% of any gain or loss with respect to such futures and options as long-term capital gain or loss and 40% as short-term capital gain or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

Upon a sale or redemption of Fund shares, a shareholder who is not a dealer in securities will realize gain or loss which will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, if a shareholder disposes of shares held for six months or less, any loss realized will be characterized as long-term capital loss to the extent of any capital gain dividends made to such shareholder prior to such disposition. In addition, shareholders need to consider the general wash sale rule which may impact shareholders who sell their shares at a loss and purchase shares within a sixty-one day time frame.

PERFORMANCE INFORMATION
-----------------------

Total return figures for the Funds are neither fixed nor guaranteed, and a Fund's principal is not insured. Performance quotations reflect historical information and should not be considered representative of a Fund's performance for any period in the future. Performance is a function of a number of factors which can be expected to fluctuate. Each Fund may provide performance information in reports, sales literature and advertisements. Each Fund may also, from time to time, quote information about the Fund published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about the Fund. The following is a list of such publications or media entities:

         Advertising Age                        Financial Times                      Kiplinger
         Barron's                               Financial Weekly                     Money
         Barron's/Nelson's                      Financial World                      Mutual Fund Forecaster
         Best's Review                          Forbes                               Nation's Business
         Broker World                           Fortune                              New York Times
         Business Week                          Global Investor                      Pension World
         Changing Times                         Hartford Courant                     Pensions & Investments
         Christian Science Monitor              Institutional Investor               Personal Investor
         Consumer Reports                       Insurance Forum                      Philadelphia Inquirer
         Economist                              Insurance Weekly                     The Times (London)
         Equity International                   International Business               USA Today
         FACS of the Week                         Week                               U.S. News & World Report
         Far Eastern                            Investing                            Wall Street Journal
         Economic Review                        Investor's Chronicle                 Washington Post
         Financial Adviser                      Investor's Daily                     CNN
         Financial Planning                     Journal of the American              CNBC
         Financial Product News                   Society of CLu & ChFC              PBS
         Financial Services Week

Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

         Bank Rate Monitor
         Lipper Analytical Services                       Stanger Report
         CDA Investment Technologies, Inc.                Weisenberger
         Frank Russell Co.                                Micropal, Ltd.
         InterSec Research                                Donoghues
         Mutual Fund Values (Morningstar)

Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

      Standard & Poor's 400 Index
      Standard & Poor's 500 Stock Index            Bond Buyer Index
      Dow Jones Industrial Average                 NASDAQ
      EAFE Index                                   COFI
      Consumer Price Index                         First Boston High Yield Index
      Lehman Bond Indices

Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

      10 year Treasuries
      30 year Treasuries
      90 day Treasury Bills

Advertising for a Fund may from time to time include discussions of general economic conditions and interest rates, and may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose the largest holdings in the Fund's portfolio.

From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning, inflation.

Although performance data may be useful to prospective investors in comparing with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by the Fund.

Total Return Quotations
-----------------------

The standard formula for calculating total return, as described in the prospectus, is as follows:

                                     P(1+T)/n/=ERV

Where      P         =    A hypothetical initial payment of $1,000.
           T         =    average annual total return.
           n         =    number of years.

           ERV       =    ending redeemable value of a hypothetical $1,000
                          payment at the end of the 1, 5, or 10 year periods
                          (or fractional portion of such period).

Cumulative total return across a stated period may be calculated as follows:

                                        P(1+V)=ERV

Where      P          =     A hypothetical initial payment of $1,000.
           V          =     cumulative total return.
           ERV        =     ending redeemable value of a hypothetical $1,000
                            payment at the end of the stated period.

The average annual total returns for each of the named Funds (institutional class), for the 1, 5 and 10 year periods (or since inception, if shorter) ended December 31, 1998, were as follows:

                                            PERIODS ENDED DECEMBER 31, 1998
                                            -------------------------------
                                      1 YEAR           5 YEARS          10 YEARS
                                      ------           -------          --------

Money Market Fund...................  5.18%            4.82%            5.22%
Large Company Stock Index Fund*..... 28.28%


*The inception date of the Large Company Stock Index Fund (f/k/a CIGNA S&P 500 Index Fund) was July 1, 1997.

Over time, the Large Company Stock Index Fund expects the correlation between the performance of the Fund and the S&P 500 Index to be 0.95 or higher. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gain distributions, increases or decreases in exact proportion to changes in the index. Because the Fund incurs operating expenses, as opposed to the index, a perfect correlation of 1.00 is unlikely to be achieved.

YIELD QUOTATIONS
----------------

The standard formula for calculating yield for each Fund except the Money Market Fund, as described in the Prospectus, is as follows:

                         YIELD = 2[((a-b)/(c x d) + 1)/6/-1]

Where:

  a    =          dividends and interest earned during a stated 30-day
                  period. For purposes of this calculation, dividends are accrued rather than recorded on the ex-dividend date. Interest earned under this formula must generally be calculated based on the yield to maturity of each obligation (or, if more appropriate, based on yield to call date).

 b     =          expenses accrued during period (net of reimbursements).

 c     =          the average daily number of shares outstanding during the
                  period that were entitled to receive dividends.

 d     =          the maximum offering price per share on the last day of the period.

The standard formula for calculating annualized yield for the Money Market Fund, as described in the Prospectus, is as follows:

                                 Y = V\1\ - Vo x 365
                                     ---------   ---
                                        Vo        7

Where      Y        =       7 day annualized yield.
           Vo       =       the value of a hypothetical
                            pre-existing account in the Fund having a balance of
                            one share at the beginning of a stated seven-day
                            period.
           V1       =       the value of such an account at the end of the
                            stated period.
       V1 - Vo      =       base period return.
       -------
          Vo

The annualized yield for the CIGNA Money Market Fund for the 7 days ended December 31, 1998 was 4.69%.

The standard formula for calculating effective annualized yield for the Money Market Funds, as described in the Prospectus, is as follows:

                              EY = [(Y+1) / 365/7/] - 1

Where      EY       =       effective annualized yield.
            Y       =       base period return.


The effective annualized yield for CIGNA Money Market Fund for the 7 days ended December 31, 1998 was 4.80%.

For the purpose of the annualized yield and effective annualized yield, the net change in the value of the hypothetical Money Market Fund account reflects the value of additional shares purchased with dividends from the original shares and any such additional shares, and all fees charged (if any), other than non-recurring account charges, to all shareholder accounts in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation.

REDEMPTIONS PAID IN CASH
------------------------

Pursuant to Rule 18f-1 under the Investment Company Act of 1940, as amended, each Fund has committed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90 day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. This election is irrevocable while such Rule is in effect unless the Securities and Exchange Commission by order upon application permits the withdrawal of the Fund's notification of election. Redemptions by any one shareholder during any 90 day period in excess of $250,000 or 1% of the net assets of the Fund may be made in readily marketable securities.

FINANCIAL STATEMENTS
--------------------

The financial statements for CIGNA Funds Group for the year ended December 31, 1998, as contained in the Annual Reports to Shareholders, and for the six months ended June 30, 1999 as incorporated in the Semi-

Annual Report to Shareholders dated June 30, 1999, are hereby incorporated by reference into this Statement of Additional Information. The financial statements for the year ended December 31, 1998 have been examined by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon also are incorporated herein by reference.

                     APPENDIX - DESCRIPTION OF BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations (i.e, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION

   AAA:         An obligation rated AAA has the highest rating assigned by
Standard & Poor's. The obligor's capacity to meet its financial commitment is EXTREMELY STRONG.

   AA:          An obligation rated AA differs from the highest rated
obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

    A:          An obligation rated A is somewhat more susceptible to the
adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

   BBB:         An obligation rated BBB exhibits ADEQUATE protection
parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

   BB:          An obligation rated BB is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

   B:           An obligation rated B is MORE VULNERABLE to nonpayment than obligations rated BB but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

   CCC:         An obligation rated CCC is CURRENTLY VULNERABLE to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

   CC:          An obligation rated CC is CURRENTLY HIGHLY VULNERABLE to
nonpayment.

   C:           The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

   D:           An obligation rated D is in payment default. The D rating
category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

   Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   r:           This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.


                                       A-2





                             REGISTRATION STATEMENT
                                       ON
                                    FORM N-1A

                            PART C: OTHER INFORMATION

ITEM 23. EXHIBITS.
-----------------

    a. Second Amended and Restated Master Trust Agreement of Registrant dated July 28, 1998, incorporated by reference to Post-Effective Amendment No. 57 to Registration Statement filed electronically October 2, 1998.


*   a. (i)    Amendment No. 1 to Second Amended and Restated Master Trust
              Agreement of Registrant dated October 29, 1999.


    b. The Amended and Restated By-Laws of Registrant dated April 29, 1997, incorporated by reference to Post-Effective Amendment No. 55 to Registrant's Registration Statement filed electronically April 30, 1997.


    c. Relative to the rights of shareholders, Article IV and Article V of Registrant's Second Amended and Restated Master Trust Agreement dated July 28, 1998 as hereinbefore incorporated by reference as Exhibits a and b.


    c. (i) Relative to the rights of shareholders, Article 9 of the Amended and Restated By-Laws of Registrant dated April 29, 1997 as hereinbefore incorporated by reference as Exhibit b.

    d. The First Amended and Restated Master Investment Advisory Agreement dated as of April 30, 1996 between CIGNA Funds Group and CIGNA Investments, Inc., incorporated by reference to Post-Effective Amendment No. 54 to Registrant's Registration Statement filed electronically June 28, 1996.


*   d. (i)    Side Letter to the First Amended and Restated Master Investment
              Advisory Agreement dated January 3, 2000 between CIGNA Funds Group and CIGNA Investments, Inc.

*   d. (ii)   Form of Investment Sub-Advisory Agreement for CIGNA Funds Group
              Foreign Stock Fund between CIGNA Investments, Inc. and Bank of
              Ireland Asset Management (U.S.) Limited.

*   d. (iii)  The Investment Sub-Advisory Agreement for CIGNA Funds Group Small
              Company Stock Value Fund dated December 7, 1999 between CIGNA Investments, Inc. and Berger LLC.

*   d. (iv)   The Investment Sub-Advisory Agreement for CIGNA Funds Group Small
              Company Stock Value Fund dated December 7, 1999 between Berger LLC and Perkins, Wolf, McDonnell & Company.

*   d. (v)    The Investment Sub-Advisory Agreement for CIGNA Funds Group Small
              Company Stock Growth Fund dated November 5, 1999 between CIGNA
              Investments, Inc. and Fiduciary International, Inc.

*   d. (vi)   Form of Investment Sub-Advisory Agreement for CIGNA Funds Group
              Balanced Fund between CIGNA Investments, Inc. and INVESCO Capital
              Management, Inc.

*   d. (vii)  The Investment Sub-Advisory Agreement for CIGNA Funds Group Large
              Company Stock Value Fund dated November 10, 1999 between CIGNA Investments, Inc. and John A. Levin & Co., Inc.

*   d. (viii) Form of Investment Sub-Advisory Agreement for CIGNA Funds Group
              Large Company Stock Growth Fund between CIGNA Investments, Inc. and Morgan Stanley Dean Witter Investment Management Inc.

    e. The Distribution Agreement dated as of December 1, 1997 between CIGNA Funds Group and CIGNA Financial Services, Inc., incorporated by reference to Post-Effective Amendment No. 56 to Registrant's Registration Statement filed electronically April 30, 1998.

    f.        None.

    g. The Custodian Contract dated as of October 15, 1987 between CIGNA Annuity Funds Group (n/k/a CIGNA Funds Group) and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 59 to Registration Statement filed electronically January 19, 1999.

    g. (i) The Custodian Fee Schedule Effective January 1, 1999 relative to the Custodian Contract hereinbefore filed as Exhibit g, incorporated by reference to Post-Effective Amendment No. 59 to Registration Statement filed electronically January 19, 1999.

    g. (ii) Side Letter to the Custodian Contract between CIGNA Funds Group and State Street Bank and Trust Company dated as of April 30, 1996, incorporated by reference to Post-Effective Amendment No. 54 to Registrant's Registration Statement filed electronically June 28, 1996.


*   g. (iii)  Side Letter to the Custodian Contract between CIGNA Funds Group and State Street Bank and Trust Company dated as of January 3,
              2000.


    g. (iv) The Price Source Authorization Agreement pursuant to the Custodian Contract among State Street Bank and Trust Company and CIGNA Funds, incorporated by reference to Post-Effective Amendment No. 60 to Registrant's Registration Statement filed electronically April 30, 1999.

    h. The Transfer Agency and Service Agreement dated as of July 30, 1985 between CIGNA Annuity Funds Group (n/k/a CIGNA Funds Group) and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 56 to Registrant's Registration Statement filed electronically April 30, 1998.

    h. (i) The Transfer Agent Operations Fee Schedule For CIGNA Money Market Fund Effective January 1, 1999 relative to the Transfer Agency and Service Agreement hereinbefore incorporated by reference as Exhibit h, incorporated by reference to Post-Effective Amendment No. 59 to Registrant's Registration Statement filed electronically January 19, 1999.

    h. (ii) Side Letter to the Transfer Agency and Service Agreement between CIGNA Funds Group and State Street Bank and Trust Company dated as of April 30, 1996, incorporated by reference to Post-Effective Amendment No. 54 to Registrant's Registration Statement filed electronically June 28, 1996.


*   h. (iii)  Side Letter to the Transfer Agency and Service Agreement between
              CIGNA Funds Group and State Street Bank and Trust Company dated as of January 3, 2000.


    h. (iv) The Agreement For Use Of The Term "CIGNA" dated April 30, 1985 between CIGNA Annuity Funds Group (n/k/a CIGNA Funds Group) and CIGNA Corporation, incorporated by reference to Post-Effective Amendment No. 56 to Registrant's Registration Statement filed electronically April 30, 1998.

    h. (v) Form of Trustees' Deferred Fee Agreement, incorporated by reference to Post-Effective Amendment No. 53 to Registrant's Registration Statement filed electronically April 15, 1996.


*   h. (vi)   Form of Shareholder Services Agreement of the Premier Class-Fixed
              Income and the Retail Class of CIGNA Funds Group between CIGNA
              Funds Group and CIGNA Financial Services, Inc.

    h. (vii) Sub-Accounting Services Agreement for the Retail Service Class of CIGNA Money Market Fund (A Series of CIGNA Funds Group) dated as of April 1, 1999, incorporated by reference to Post-Effective Amendment No. 60 to Registrant's Registration Statement filed electronically April 30, 1999.


*   h. (viii) Sub-Accounting Services Agreement for the Premier Class and the
              Retail Class of CIGNA Funds Group made as of January 3, 2000.

*   h. (ix)   Power of Attorney.

*   i.        Opinion of Counsel.

*   j.        Consent of PricewaterhouseCoopers LLP.

    k.        None.

    l.        None.


*   m.        Rule 12b-1 Plan of CIGNA Funds Group dated as of January 3, 2000.


    m. (i) Rule 12b-1 Plan of CIGNA Money Market Fund (A Series of CIGNA Funds Group) dated as of October 27, 1998, incorporated by reference to Post-Effective Amendment No. 58 to Registrant's Registration Statement filed electronically December 2, 1998.


*   m. (ii)   Amendment No. 1 to Rule 12b-1 Plan for the Retail Class of Money
              Market Fund (A Series of CIGNA Funds Group) dated as of January 3,
              2000.

*   n. (i)    Multi Class Plan Pursuant to Rule 18f-3 for CIGNA Funds Group
              dated as of the 3rd day of January, 2000.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.
--------------------------------------------------------------------

No person is directly or indirectly controlled by or under common control with CIGNA Funds Group.

ITEM 25. INDEMNIFICATION.
------------------------

The Second Amended and Restated Master Trust Agreement, as amended, dated July 28, 1998 (the "Master Trust Agreement"), provides, among other things, for the indemnification out of Registrant's assets (or the assets of a series of Registrant where applicable) of the Trustees and officers of Registrant against all liabilities incurred by them in such capacity, except for liability by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Trustees may consult counsel or other experts concerning the meaning and operation of the Master Trust Agreement, and may rely upon the books and records of Registrant. Trustees are not liable for errors of judgment, mistakes of fact or law, or for the negligence of other Trustees or Registrant's officers or agents.

Trustees are not required to give a bond or other security for the performance of their duties. Payments in compromise of any action brought against a Trustee or officer may be paid by Registrant if approved by either a majority of disinterested Trustees or by independent legal counsel. The right of indemnification under the Master Trust Agreement is not exclusive of any other rights to which the Trustees or officers may be entitled.

The Master Trust Agreement also provides that shareholders shall be indemnified and held harmless by the applicable series of Registrant with respect to actions brought against them in their capacity as shareholders. Also, the Master Trust Agreement provides that creditors of a series of Registrant may look only to the assets of that series for payment; and neither shareholders nor Trustees shall be personally liable therefor. All instruments executed on behalf of Registrant are required to contain a statement to the effect of the foregoing.
_____________________
* Filed Herewith.

CIGNA Investments, Inc., Registrant and other investment companies managed by CIGNA Investments, Inc., their officers, trustees, directors and employees (the "Insured Parties") are insured under an Investment Management Errors and Omissions Insurance Policy in the amount of $10,000,000 offered by Lloyd's Insurance Company, an affiliate of Lloyd's of London, on a joint policy basis with CIGNA Investments, Inc. and CIGNA International Investment Advisors, Ltd.

In addition, Registrant and other investment companies managed by CIGNA Investments, Inc. and CIGNA International Investment Advisors, Ltd. are insured under a Lloyd's Insurance Company Investment Company Blanket Bond with a stated maximum coverage of $10,000,000. Premiums and policy benefits are allocated among participating companies pursuant to Rule 17g-1(d) under the Investment Company Act of 1940, as amended.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.
-----------------------------------------------------------------

As of the date hereof, CIGNA Investments, Inc. ("CII") serves as investment adviser to CIGNA Funds Group, to CIGNA Institutional Funds Group, to CIGNA Variable Products Group and their series of shares and to CIGNA High Income Shares (CIGNA Funds Group, CIGNA High Income Shares, CIGNA Institutional Funds Group and CIGNA Variable Products Group, collectively known as the "Trusts") and to CIGNA Investment Securities, Inc. (f/k/a INA Investment Securities, Inc.) ("CIS"), all of which (except for CIS and CIGNA High Income Shares) are open-end investment companies, and to certain other clients, most of which are affiliated with CIGNA Corporation. For a description of the business of CII, see its most recent Form ADV (File No. 801-18094) filed with the Securities and Exchange Commission. The principal address of each of the foregoing companies is as follows:

CII - 900 Cottage Grove Road, Bloomfield, Connecticut 06002 and 195 Broadway, 9th Floor, New York, NY 10007

The Trusts and each of their series of shares - 100 Front Street, Suite 300, Worcester, Massachusetts 01601

CIS - Two Liberty Place, 1601 Chestnut Street, Philadelphia, Pennsylvania  19192

Substantial business and other connections of the Directors and officers during the past two fiscal years follow:

Names of Officers and Directors        Positions with the Adviser and
   of the Investment Adviser           Other Substantial Business Connections
-------------------------------        --------------------------------------

Harold  W. Albert                      Director and Counsel, CII; Director,
                                       CIGNA International Investment Advisors,
                                       Ltd.**; Chief Counsel, CIGNA Investment
                                       Management, a division of CIGNA
                                       Corporation*; Counsel, CIGNA Investment
                                       Advisory Company, Inc.*; Director, Senior
                                       Vice President and Chief Counsel, CIGNA
                                       Investment Group, Inc.*; Director, Global
                                       Portfolio Strategies, Inc.* and CIGNA
                                       Financial Futures, Inc.*

Thomas C. Jones                        President, CIGNA Investment Management, a
                                       division of CIGNA Corporation*; President and Director, CII and CIGNA Investment
                                       Group, Inc.*; President, CIGNA Investment
                                       Advisory Company, Inc.*; Director, CIGNA
                                       International Investment Advisors,
                                       Ltd.**, CIGNA Financial Futures, Inc.*
                                       and Global Portfolio Strategies, Inc.*;
                                       Trustee, the Trusts; Director, CIGNA
                                       Investment Securities, Inc. (f/k/a INA
                                       Investment Securities, Inc.)

Jean H. Walker                         Director and Senior Vice President, CII;
                                       Chief Financial Officer, CIGNA Investment
                                       Management, a division of CIGNA
                                       Corporation*; previously Chief Financial
                                       Officer, Group Insurance division, CIGNA
                                       Corporation.*

Mary Louise Casey                      Senior Managing Director, CII; Director
                                       and Senior Managing Director, CIGNA
                                       Investment Advisory Company, Inc.*;
                                       Director Global Portfolio Strategies,
                                       Inc.*

Richard H. Forde                       Senior Managing Director, CII and CIGNA
                                       Investment Advisory Company, Inc.*;
                                       President, Senior Managing Director and
                                       Director, CIGNA International Investment
                                       Advisors, Ltd.**; Chairman of the Board,
                                       President and Trustee CIGNA Funds Group,
                                       CIGNA High Income Shares, CIGNA
                                       Institutional Funds Group and CIGNA
                                       Investment Securities, Inc. (f/k/a INA
                                       Investment Securities, Inc.); President
                                       CIGNA Variable Products Group.

Robert J. Moore                        Senior Managing Director, CII, CIGNA
                                       Investment Advisory Company, Inc.* and
                                       CIGNA International Investment Advisors,
                                       Ltd.**; Chief Investment Officer, CIGNA
                                       Investment Management-Retirement
                                       Services, a division of CIGNA
                                       Corporation*; previously Managing
                                       Director, Head of Fixed Income Portfolio
                                       Management and Research, Credit Suisse
                                       Asset Management, NY, NY.

Philip J. Ward                         Senior Managing Director, CII; Director
                                       and Senior Managing Director, CIGNA
                                       Investment Advisory Company, Inc.*

Kevin D. Barry                         Managing Director, CII.

Julia B. Bazenas                       Managing Director, CII.

Marguerite A. Boslaugh                 Managing Director, CII.


Susan B. Bosworth                      Managing Director, CII.

William C. Carlson                     Managing Director, CII; previously Vice
                                       President, CII.

Richard H. Chase                       Managing Director, CII.


Rosemary C. Clarke                     Managing Director, CII and CIGNA
                                       Investment Advisory Company, Inc.*


Rosemary S. Cleaves                    Managing Director, CII; previously
                                       President and Director, Global Portfolio
                                       Strategies, Inc.*

Robert F. DeLucia                      Managing Director, CII and CIGNA
                                       Investment Advisory Company, Inc.*;
                                       Director, Global Portfolio Strategies,
                                       Inc.*


Mark V. DePucchio                      Managing Director, CII; previously Vice
                                       President, CII.

Michael Q. Doyle                       Managing Director, CII; previously Vice
                                       President, CII.

Lawrence A. Drake                      Managing Director, CII and CIGNA
                                       Investment Advisory Company, Inc.*

Ira Edelblum                           Managing Director, CII; previously
                                       Portfolio Manager, Credit Suisse Asset
                                       Management, NY, NY.

John G. Eisele                         Managing Director, CII.

Robert Fair                            Managing Director, CII.

John P. Feeney                         Managing Director, CII.

Keith A. Gollenberg                    Managing Director, CII; previously Vice
                                       President, CII.


Maurice A. Gordon                      Managing Director, CII; previously Vice
                                       President, CII.

William J. Grady                       Managing Director, CII.

Dennis P. Hannigan                     Managing Director, CII.

Debra J. Height                        Managing Director, CII and CIGNA
                                       Investment Advisory Company, Inc.*

William H. Jefferis                    Managing Director, CII; previously Vice
                                       President, CII.

David R. Johnson                       Managing Director, CII and CIGNA
                                       Investment Advisory Company, Inc.*

Robert W. Justich                      Managing Director, CII; previously
                                       Managing Director, Credit Suisse Asset
                                       Management, NY, NY.

Richard H. Kupchunos                   Managing Director, CII and CIGNA
                                       Investment Advisory Company, Inc.*

James R. Kuzemchak                     Managing Director, CII.

Edward Lewis                           Managing Director, CII.


Timothy J. Lord                        Managing Director, CII; Vice President,
                                       CIGNA Financial Futures, Inc.*

Stephen J. Olstein                     Managing Director, CII.


Stephen A. Osborn                      Managing Director, CII.

Alan C. Petersen                       Managing Director, CII; Vice President,
                                       CIGNA High Income Shares.

Anthony J. Pierson                     Managing Director, CII.

Leon Pouncy                            Managing Director, CII.

Donald F. Rieger, Jr.                  Managing Director, CII.

Peter F. Roby                          Managing Director, CII; previously Vice
                                       President, CII.

Frank Sataline, Jr.                    Managing Director, CII; previously Vice
                                       President, CII.


John A. Shaw                           Managing Director, CII.

Joseph W. Springman                    Managing Director, CII and CIGNA
                                       Investment Advisory Company, Inc.*


William A. Taylor                      Managing Director, CII.

George Varga                           Managing Director, CII.

Victor J. Visockis, Jr.                Managing Director, CII; previously Vice
                                       President, CII.

Henry C. Wagner, III                   Managing Director, CII and CIGNA
                                       Investment Advisory Company, Inc.*;
                                       President, CIGNA Financial Futures,
                                       Inc.*; previously Vice President, CII.

Deborah B. Wiacek                      Managing Director, CII; previously Vice
                                       President, CII.

Stephen H. Wilson                      Managing Director, CII.

Mary C. LaBelle                        Senior Vice President, CII; Human
                                       Resources Head, CIGNA Investment
                                       Management, a division of CIGNA
                                       Corporation*; previously Human Resources,
                                       Aeltus Investment Management, a division of Aetna Corporation, Hartford, CT.

Victor E. Saliterman                   Senior Vice President, CII; previously
                                       Senior Manager-Strategic Services,
                                       Anderson Consulting, New York, NY
                                       (Consulting Services).

Jean M. Anderson                       Vice President, CII.

Thomas P. Au                           Vice President, CII.

Andrew Brown                           Vice President, CII.

Timothy C. Burns                       Vice president, CII and Global Portfolio
                                       Strategies, Inc.*

John D. Carey                          Vice President, CII.

David M. Cass                          Vice President, CII.


Peter A. Clark                         Vice President, CII.

Maryanne P. dePreaux                   Vice President, CII.


Kim L. DiPietro                        Vice President, CII.

Celia R. Dondes                        Vice President, CII.

Ronald J. Dupont                       Vice President, CII and CIGNA Investment
                                       Advisory Company, Inc.*

Robert W. Eccles                       Vice President, Finance & Risk
                                       Management; previously Vice President.

Mark W. Everette                       Vice President, CII.

Richard L. Fletcher                    Vice President, CII.

Jonathan S. Frankel                    Vice President, CII.

Ivy B. Freedman                        Vice President, CII.

Susan M. Grayson                       Vice President, CII and Global Portfolio
                                       Strategies, Inc.*; previously Director,
                                       Global Portfolio Strategies, Inc.*

Amy F. Hatfield                        Vice President, CII.

John Hurley                            Vice President, CII.

Chuel D. Hwang                         Vice President, CII.


Steven F. Jacobs                       Vice President, CII.

Thomas J. Keene                        Vice President, CII.


Joseph R. Kennedy                      Vice President, CII.

Mark S. Korinek                        Vice President, CII.

Daryl R. Krivanec                      Vice President, CII.


James R. Lagasse                       Vice President, CII.

Paul T. Martin                         Vice President, CII.


Daniel McDonough                       Vice President, CII, CIGNA International
                                       Investment Advisors, Ltd.** and Global
                                       Portfolio Strategies, Inc.*

Dean M. Molinaro                       Vice President, CII

Linda L. Morel                         Vice President, CII.

Alpha O. Nicholson, III                Vice President, CII; Senior Counsel,
                                       CIGNA companies*.

Ann Marie O'Rourke                     Vice President, CII.

Elisabeth Piker                        Vice President, CII.

Thomas J. Podgorski                    Vice President, CII.

Michael J. Riccio                      Vice President, CII.


Timothy F. Roberts                     Vice President and Compliance Officer,
                                       CII; Vice President, International
                                       Finance/Global Compliance, CIGNA
                                       Investment Management, a division of
                                       CIGNA Corporation*; Vice President
                                       Finance and Compliance Officer, CIGNA
                                       International Investment Advisors,
                                       Ltd.**; Compliance Officer, CIGNA
                                       Investment Advisory Company, Inc.*

Kevin W. Schmitt                       Vice President, CII.


John R. Schumann                       Vice President, CII.

Philip Spak                            Vice President, CII.

Marie E. Swartzwelder                  Vice President, CII and Global Portfolio
                                       Strategies, Inc.*; previously Vice
                                       President, Global Portfolio Strategies,
                                       Inc.*

Carlton C. Taylor                      Vice President, CII.

Patrick H. Thompson                    Vice President, CII.

Michael J. Walker                      Vice President, CII.

Carey A. White                         Vice President, CII.

William S. Woodsome                    Vice President, CII.

Alfred A. Bingham III                  Assistant Vice President, CII; Vice
                                       President and Treasurer, the Trusts and
                                       CIGNA Investment Securities, Inc. (f/k/a
                                       INA Investment Securities, Inc.)

Susan L. Cooper                        Secretary, CII, CIGNA Investment Advisory
                                       Company, Inc.*, CIGNA International
                                       Investment Advisors, Ltd.**, CG Trust
                                       Company*, Global Portfolio Strategies,
                                       Inc.*, CIGNA Financial Services, Inc.***,
                                       Connecticut General Life Insurance
                                       Company*; Assistant Corporate Secretary,
                                       CIGNA Corporation****; previously
                                       Associate, Robinson Donovan Madden &
                                       Barry, P.C., Springfield, MA (Law Firm).

In addition, certain companies not affiliated with CIGNA serve as investment sub-advisers to the CIGNA Charter Funds /SM/. Following are the names of these companies, the series they sub-advise, their principal business addresses and the substantial business and other connections of the Directors and officers of the companies during the past two fiscal years:


FOREIGN STOCK FUND                     Bank of Ireland Asset Management (U.S.)
                                         Limited
                                       20 Horseneck Lane
                                       Greenwich, CT 06830

Substantial business and other connections of Bank of Ireland Asset Management (U.S.) Limited and its officers and Directors is incorporated by reference to Schedules A and D of its Form ADV as currently on file with the Securities and Exchange Commission as most recently amended (File No. 801-29606).

SMALL COMPANY STOCK VALUE FUND         Berger LLC
                                       210 University Boulevard
                                       Suite 900
                                       Denver, CO 80206

Substantial business and other connections of Berger LLC and its officers and Directors is incorporated by reference to Schedules C and D of its Form ADV as currently on file with the Securities and Exchange Commission as most recently amended (File No. 801-9451).

SMALL COMPANY STOCK GROWTH FUND        Fiduciary International, Inc.
                                       Two World Trade Center
                                       New York, NY 10048

Substantial business and other connections of Fiduciary International, Inc. and its officers and Directors is incorporated by reference to Schedules A and D of its Form ADV as currently on file with the Securities and Exchange Commission as most recently amended (File No. 801-18352).

BALANCED FUND                          INVESCO Capital Management, Inc.
                                       One Midtown Plaza
                                       1360 Peachtree Street, N.E.
                                       Suite 100
                                       Atlanta, GA 30309





____________________________
   *900 Cottage Grove Road, Bloomfield, CT
  **Park House, 16 Finsbury Circus, London, England
 ***280 Trumbull Street, One Commercial Plaza, Hartford, CT
****One Liberty Place, 1650 Market Street, Philadelphia, PA

Substantial business and other connections of INVESCO Capital Management, Inc. and its officers and Directors is incorporated by reference to Schedules A and D of its Form ADV as currently on file with the Securities and Exchange Commission as most recently amended (File No. 801-33949).

LARGE COMPANY STOCK VALUE FUND         John A. Levin & Co., Inc.
                                       One Rockefeller Plaza
                                       19th Floor
                                       New York, NY 10020

Substantial business and other connections of John A. Levin & Co., Inc. and its officers and Directors is incorporated by reference to Schedules A and D of its Form ADV as currently on file with the Securities and Exchange Commission as most recently amended (File No. 801-52602).

LARGE COMPANY STOCK GROWTH FUND        Morgan Stanley Dean Witter Investment
                                         Management Inc.
                                       1221 Avenue of the Americas
                                       New York, NY 10020

Substantial business and other connections of Morgan Stanley Dean Witter Investment Management Inc. and its officers and Directors is incorporated by reference to Schedules A and D of its Form ADV as currently on file with the Securities and Exchange Commission as most recently amended (File No. 801-15757).


ITEM 27.  PRINCIPAL UNDERWRITERS.
--------------------------------

(a) CIGNA Financial Services, Inc. is the principal underwriter for CIGNA Funds Group and for its series.


(b) The officers and Directors of CIGNA Financial Services, Inc. as of December 1, 1999 are:



Name and Principal                       Positions and Offices                             Positions and Offices
 Business Address***                      With Underwriter                                 With Registrant
-----------------                        ---------------------                             ---------------------

Willard S. Bashan                        Member Board of Directors                            --------
Byron D. Oliver                          Member Board of Directors                            --------
Mark A. Parsons                          Member Board of Directors                            --------
David C. Scheinerman                     Member Board of Directors                            --------
Robin A. Leavitt                         President                                            --------
Alan F. Monbaron                         Vice President,
                                         Chief Financial Officer,
                                             Assistant Treasurer                              --------
Mark A. Parsons                          Vice President,                                      --------
                                             Chief Counsel
Stephen C. Stachelek                     Vice President,                                      --------
                                             Treasurer
Daniel E. Wright                         Vice President,
                                             Assistant Treasurer,
                                             Compliance Officer                               --------
Julia M. Kozlowski                       Assistant Vice President                             --------
Susan L. Cooper                          Secretary                                            --------
Thomas L. Pierce                         Assistant Secretary                                  --------
Margaret I. Whiteman                     Assistant Secretary                                  --------
Pamela S. Williams                       Assistant Secretary                                  --------
Bruce P. Chapin                          Assistant Treasurer                                  --------

__________________
***280 Trumbull Street, One Commercial Plaza, Hartford, CT


Brian J. Coroso                          Assistant Treasurer,
                                             Assistant Compliance Officer                     --------
Joy B. Erickson                          Assistant Treasurer,
                                             Assistant Compliance Officer                     --------

(c)  Not Applicable

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.
------------------------------------------

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 (15 U.S.C. 80a-30(a)) and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder and records relating to shareholders are maintained by State Street Bank and Trust Company, Boston, Massachusetts. Registrant's corporate records and financial records are maintained c/o CIGNA Investments, Inc., 900 Cottage Grove Road, Bloomfield, CT 06002.

ITEM 29.  MANAGEMENT SERVICES.
-----------------------------

None.

ITEM 30.  UNDERTAKINGS.
----------------------

Not Applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant, CIGNA Funds Group, certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment No. 63 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bloomfield, and State of Connecticut on the 23rd day of December, 1999.


                                    CIGNA Funds Group

                                    Richard H. Forde
                                    Chairman of the Board of Trustees
                                       and President

                                        /s/ Jeffrey S. Winer
                                    By:_______________________________________
                                            Jeffrey S. Winer
                                            Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 63 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



      SIGNATURE                                   TITLE                                   DATE
      ---------                                   -----                                   ----


Richard H. Forde                                 Chairman of                           December 23, 1999.
                                                 the Board of
                                                 Trustees and
                                                 President (principal
By:  /s/ Jeffrey S. Winer                        executive officer)
   ------------------------------------
      Jeffrey S. Winer
      Attorney-in-Fact


     /s/ Alfred A. Bingham III                   Treasurer                             December 23, 1999.
   ------------------------------------          (principal
      Alfred A. Bingham III                      financial officer
                                                 and principal
                                                 accounting officer)

This Amendment to the Registration Statement has also been signed below by Jeffrey S. Winer, Attorney-in-Fact, on behalf of the following Trustees on the date indicated, such Trustees being all of the Trustees currently holding the office of Trustee of Registrant.

        Hugh R. Beath                            Thomas C. Jones
        Richard H. Forde                         Paul J. McDonald
        Russell H. Jones


By:  /s/ Jeffrey S. Winer                                                              December 23, 1999.
   -----------------------------------
       Jeffrey S. Winer



                                      C-12


                         SECURITIES ACT FILE NO. 2-29020
                    INVESTMENT COMPANY ACT FILE NO. 811-1646

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A






                                                                          _
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  | |
                                                                          -
                                                                          _
   Pre-Effective Amendment                                               | |
                                                                          -
                                                                          _
   Post-Effective Amendment No. 63                                       |X|
                                                                          -


                                   and


                                                                          _
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          | |
                                                                          -
                                                                          _
   Amendment No. 63                                                      |X|
                                                                          -






                               CIGNA FUNDS GROUP
               (Exact Name of Registrant as Specified in Charter)

                100 FRONT STREET, SUITE 300, WORCESTER, MA 01601
                    (Address of Principal Executive Office)


                                    EXHIBITS

                                  EXHIBIT INDEX



a.  (i)     Amendment No. 1 to Second Amended and Restated Master Trust
            Agreement of Registrant dated October 29, 1999.

d.  (i)     Side Letter to the First Amended and Restated Master Investment
            Advisory Agreement dated January 3, 2000 between CIGNA Funds Group and CIGNA Investments, Inc.

d.  (ii)    Form of Investment Sub-Advisory Agreement for CIGNA Funds Group
            Foreign Stock Fund between CIGNA Investments, Inc. and Bank of
            Ireland Asset Management (U.S.) Limited.

d.  (iii)   The Investment Sub-Advisory Agreement for CIGNA Funds Group Small
            Company Stock Value Fund dated December 7, 1999 between CIGNA
            Investments, Inc. and Berger LLC.

d.  (iv)    The Investment Sub-Advisory Agreement for CIGNA Funds Group Small
            Company Stock Value Fund dated December 7, 1999 between Berger LLC and Perkins, Wolf, McDonnell & Company.

d.  (v)     The Investment Sub-Advisory Agreement for CIGNA Funds Group Small
            Company Stock Growth Fund dated November 5, 1999 between CIGNA
            Investments, Inc. and Fiduciary International, Inc.

d.  (vi)    Form of Investment Sub-Advisory Agreement for CIGNA Funds Group
            Balanced Fund between CIGNA Investments, Inc. and INVESCO Capital
            Management, Inc.

d.  (vii)   The Investment Sub-Advisory Agreement for CIGNA Funds Group Large
            Company Stock Value Fund dated November 10, 1999 between CIGNA
            Investments, Inc. and John A. Levin & Co., Inc.

d.  (viii)  Form of Investment Sub-Advisory Agreement for CIGNA Funds Group
            Large Company Stock Growth Fund between CIGNA Investments, Inc. and Morgan Stanley Dean Witter Investment Management, Inc.

g.  (iii)   Side Letter to the Custodian Contract between CIGNA Funds Group and
            State Street Bank and Trust Company dated as of January 3, 2000.

h.  (iii)   Side Letter to the Transfer Agency and Service Agreement between
            CIGNA Funds Group and State Street Bank and Trust Company dated as of January 3, 2000.

h.  (vi)    Form of Shareholder Services Agreement of the Premier Class-Fixed
            Income and the Retail Class of CIGNA Funds Group and CIGNA Financial
            Services, Inc.

h.  (viii)  Sub-Accounting Services Agreement For the Premier Class and the
            Retail Class of CIGNA Funds Group made as of January 3, 2000.

h.  (ix)    Power of Attorney.

i.          Opinion of Counsel.

j.          Consent of PricewaterhouseCoopers LLP.

m.          Rule 12b-1 Plan of CIGNA Funds Group dated as of January 3, 2000.

m.  (ii)    Amendment No. 1 to Rule 12b-1 Plan for the Retail Class of Money
            Market Fund (A Series of CIGNA Funds Group) dated as of January 3,
            2000.

n. Multi Class Plan Pursuant to Rule 18f-3 for CIGNA Funds Group dated as of the 3rd day of January, 2000.